                        Filed under Rule 497(e) File Nos. 2-91556 and 811-04052

                                                                   Statement of
                                                         Additional Information
                                                              December 31, 2002
                                                as supplemented October 1, 2003

CITI(SM) CASH RESERVES                   CITI(SM) CALIFORNIA TAX FREE RESERVES
CITI(SM) U.S. TREASURY RESERVES          CITI(SM) CONNECTICUT TAX FREE RESERVES
CITI(SM) TAX FREE RESERVES               CITI(SM) NEW YORK TAX FREE RESERVES

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated December 31, 2002 for the Class N shares of Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves (the foregoing, collectively, the "Funds"), or the Prospectus dated December 31, 2002 of Smith Barney Connecticut Money Market Portfolio - Class A and Class Y, each a separate class of Citi Connecticut Tax Free Reserves. This Statement of Additional Information should be read in conjunction with the Prospectuses. This Statement of Additional Information incorporates by reference the financial statements described on page 45 hereof. These financial statements can be found in the Funds' Annual Reports to Shareholders. An investor may obtain copies of the Funds' Prospectuses and Annual Reports without charge by calling 1-800-331-1792, toll-free.

    Each Fund is a separate series of CitiFunds(SM) Trust III. The address and telephone number of CitiFunds Trust III (the "Trust") are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

    The Trust invests all of the assets of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves in Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively (collectively, the "Portfolios"). The address and telephone number of the Portfolios are 125 Broad Street, New York, New York 10004, 1-800-331-1792.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----

 1. The Funds ..........................................................
 2. Investment Objectives, Policies and Restrictions ...................
 3. Performance Information ............................................
 4. Determination of Net Asset Value ...................................
 5. Additional Information on the Purchase and Sale of Shares ..........
 6. Dealer Commissions and Concessions .................................
 7. Management .........................................................
 8. Portfolio Transactions .............................................
 9. Description of Shares, Voting Rights and Liabilities ...............
10. Certain Additional Tax Matters .....................................
11. Independent Accountants and Financial Statements ...................
Appendix A -- Ratings of Municipal Obligations .........................    A-1
Appendix B -- Additional Information Concerning California Municipal
              Obligations ..............................................    B-1
Appendix C -- Additional Information Concerning Connecticut Municipal
              Obligations ..............................................    C-1
Appendix D -- Additional Information Concerning New York Municipal
              Obligations ..............................................    D-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE FUNDS

    CitiFunds Trust III is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 28, 1985 and is the successor to the business of The Landmark Funds Cash Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1984. Prior to January 2, 1998, CitiFunds Trust III was called Landmark Funds III.

    Shares of the Trust are divided into six separate series, Cash Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves, and New York Tax Free Reserves. Cash Reserves and U.S. Treasury Reserves are no-load, diversified series of the Trust, and Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves, and New York Tax Free Reserves are no-load non-diversified series of the Trust.

    Prior to October 23, 2000, Cash Reserves and U.S. Treasury Reserves were called CitiFunds Cash Reserves and CitiFunds U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively. Prior to December 7, 2001, Tax Free Reserves was organized as a separate business trust under the laws of the Commonwealth of Massachusetts. The predecessor of Tax Free Reserves was organized on June 21, 1985 and was the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to December 7, 2001, each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves were organized as series of a separate business trust called CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985.


    All references in this Statement of Additional Information to the activities of the Funds or the Trust are intended to include those of their respective predecessors, if any, unless the context indicates otherwise. References in this Statement of Additional Information to the Prospectuses are to the Prospectus, dated December 31, 2002, of the Class N shares of the Funds, and the Prospectus, dated December 31, 2002, of the Smith Barney Connecticut Money Market Portfolio - Class A and Class Y shares, by which shares of the Funds are offered.


    Each of the Funds is a type of mutual fund called a "money market fund." Tax Free Reserves is referred to as a "tax-exempt money market fund." Each of California Tax Free Reserves and Connecticut Tax Free Reserves is a type of fund commonly referred to as a "double tax-exempt money market fund," and New York Tax Free Reserves is a type of fund commonly referred to as a "triple tax-exempt money market fund." The net asset value of each Fund's shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

    Each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves is referred to as a "Tax Free Fund." Each Tax Free Fund is non-diversified.


    Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves utilize a master/feeder structure by investing all of their assets in Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each of Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio is a diversified, open-end management investment company, and Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each Portfolio has the same investment objectives and policies as its corresponding Fund. The Trustees of the Trust believe that the aggregate per share expenses of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves and their corresponding Portfolios will be less than or approximately equal to the expenses that each Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If a Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.


    Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

    The Portfolios, as New York trusts, are not required to hold and have no intention of holding annual meetings of investors. However, when a Portfolio is required to do so by law, or in the judgment of Trustees it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When a Fund is asked to vote on matters concerning its corresponding Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See "Description of Shares, Voting Rights and Liabilities." Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

    The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

    Information about other holders of interests in the Portfolios is available from the Funds' distributor, Salomon Smith Barney Inc. ("Salomon Smith Barney" or the "Distributor"), 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800-451-2010.

    Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves may, in the future, convert to a fund of funds structure. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies. Each other Fund may, in the future, convert to a fund of funds structure or a master feeder structure similar to that of Cash Reserves, U.S. Treasury Reserves, and Tax Free Reserves.

    Citi Fund Management Inc. ("Citi Fund Management" or the "Manager") is the investment manager to each Fund and each Portfolio. Citi Fund Management manages the investments of each Portfolio and California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves from day to day in accordance with the investment objectives and policies of each Portfolio or each such Fund. The selection of investments for each Portfolio and each such Fund, and the way they are managed, depend on the conditions and trends in the economy and the financial marketplaces. Citi Fund Management also provides certain administrative services to the Funds and Portfolios.


    Shares of each Fund are continuously sold by Salomon Smith Barney, each Fund's Distributor. Shares may be purchased from the Funds' Distributor, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into an agreement with the Distributor (called "Service Agents"). The Distributor and Service Agents may receive fees from the Funds pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").


             2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                            INVESTMENT OBJECTIVES

    The investment objective of CASH RESERVES is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

    The investment objective of U.S. TREASURY RESERVES is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

    The investment objectives of TAX FREE RESERVES are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

    The investment objectives of CALIFORNIA TAX FREE RESERVES are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

    The investment objectives of CONNECTICUT TAX FREE RESERVES are to provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

    The investment objectives of NEW YORK TAX FREE RESERVES are to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

    The investment objectives of each Fund may be changed without approval by that Fund's shareholders. Of course, there can be no assurance that any Fund will achieve its investment objectives.

                             INVESTMENT POLICIES

    CitiFunds Trust III seeks the investment objectives of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves by investing all of their assets in Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each Portfolio has the same investment objectives and policies as its corresponding Fund. The Prospectuses contain a discussion of the principal investment strategies of each Fund and certain risks of investing in each Fund. The following supplements the information contained in the Prospectuses concerning the investment objectives, policies and techniques of each Fund and Portfolio, and contains more information about the various types of securities in which each Fund and each Portfolio may invest and the risks involved in such investments. Since the investment characteristics of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves will correspond directly to those of the Portfolios in which they invest, the following applies to both the Funds and the Portfolios, as applicable.

    Each of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves may withdraw its investment from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. If any of these Funds were to then invest directly in securities, the Fund's assets would be invested in accordance with the investment policies described below.

    Except for a Tax Free Fund's policy to invest at least 80% of its assets in certain municipal obligations, the approval of a Fund's shareholders would not be required to change that Fund's investment objectives or any of its investment policies. Likewise, the approval of the investors in a Portfolio would not be required to change that Portfolio's investment objectives or any of its investment policies, except with respect to the policy of Tax Free Reserves Portfolio to invest at least 80% of its assets in certain municipal obligations, as discussed below. If, however, either U. S. Treasury Reserves or U. S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, U.S. Treasury Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

CASH RESERVES

    Cash Reserves Portfolio seeks its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by Cash Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by the Portfolio are in "first tier" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Manager under procedures approved by the Board of Trustees) and are determined by the Manager under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Cash Reserves Portfolio may hold uninvested cash reserves pending investment. Under the 1940 Act, Cash Reserves and Cash Reserves Portfolio are each classified as "diversified," although in the case of Cash Reserves, all of its assets are invested in the Portfolio. A "diversified investment company" must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the Portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Cash Reserves Portfolio invests, under normal circumstances, in:

        (1) Bank obligations -- Cash Reserves Portfolio may, from time to time, invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers' acceptances. Up to 25% of the Portfolio's assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the Portfolio's assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the "SEC"). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the Manager, as that of investing in instruments issued by the branch's domestic parent.

        Cash Reserves Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC"), having total assets of less than $1 billion, provided that the Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

        Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers' acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

        U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.


        Cash Reserves Portfolio limits its investments in "non-U.S. bank obligations" to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Manager, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Cash Reserves Portfolio does not purchase any bank obligation of any affiliate of the Manager.

        Since Cash Reserves Portfolio may hold investments in non-U.S. bank obligations, an investment in Cash Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.


        The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Cash Reserves Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the "Board of Governors"). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Cash Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

        U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Cash Reserves Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

        Non-U.S. banks in whose obligations Cash Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.


        (2) Obligations of, or guaranteed by, non-U.S. governments. Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.


        (3) Commercial paper rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable quality by the Manager under procedures approved by the Board of Trustees, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody's or AAA by Standard & Poor's. Commercial paper is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

        (4) Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States,
    (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

        (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See "Repurchase Agreements," below for a description of repurchase agreements.)

        (6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured such as certificates for automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, Cash Reserves Portfolio may invest in other asset-backed securities.

    Cash Reserves Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments or to prevent the Portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

U.S. TREASURY RESERVES


    U.S. Treasury Reserves Portfolio seeks its investment objective by investing in obligations of, or guaranteed by, the U.S. government, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and in issues of agencies and instrumentalities established under the authority of an Act of Congress which are supported by the full faith and credit of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements except in unusual circumstances when, in the Manager's judgment, direct U.S. Treasury obligations are not available. All investments by the Portfolio are in "first tier" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSRO's assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Manager under procedures approved by the Board of Trustees) and are determined by the Manager under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash reserves pending investment.


THE TAX FREE FUNDS

    Tax Free Reserves Portfolio seeks its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation or other interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations.") Under normal market conditions, Tax Free Reserves invests at least 80% of its assets in Municipal Obligations and interests in Municipal Obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

    Each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves seeks its investment objectives by investing primarily in short-term, high quality Municipal Obligations (as defined above). Under normal market conditions, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves invest at least 80% of their assets in Municipal Obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California, Connecticut and New York State and New York City personal income taxes, respectively, although the exact amount of a Fund's assets invested in such securities varies from time to time.

    Each Tax Free Fund's policy to invest at least 80% of its assets, under normal circumstances, in certain Municipal Obligations may not be changed without shareholder approval.

    In determining the tax status of interest on Municipal Obligations, the Manager relies on opinions of bond counsel who may be counsel to the issuer. Although each Fund will attempt to invest 100% of its assets in Municipal Obligations, each Fund reserves the right to invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. Each Fund may invest more than 25% of its assets in participation certificates or other interests in Municipal Obligations issued or backed by banks. In view of this possible "concentration" in bank participation certificates, an investment in the Tax Free Funds should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Instruments and Participation Interests" below.) Each Tax Free Fund may hold uninvested cash reserves pending investment. Each Tax Free Fund's investments may include "when-issued" or "forward delivery" Municipal Obligations, stand-by commitments and taxable repurchase agreements.


    The Tax Free Funds are non-diversified which means that they are not subject to certain statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. However, each Fund is required under rules applicable to money market funds to diversify its portfolio. Furthermore, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash, U.S. government securities, investment company securities and other securities limited in respect of any one issuer (or related issuers) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities, other than U.S. government securities, of one issuer (or related issuers). Each Tax Free Fund may, however, invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. This concentration may present greater risks than in the case of a diversified company.


    All investments by the Tax Free Funds mature or are deemed to mature at least within 397 days from the date of acquisition and the average maturity of each Fund's securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by the Funds are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See "Variable Rate Instruments and Participation Interests" below.)


    All investments by the Tax Free Funds are "eligible securities," that is, rated in one of the two highest rating categories for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the Manager under procedures approved by the Board of Trustees on the basis of its credit evaluation of the obligor or, if applicable, of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See "Variable Rate Instruments and Participation Interests" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. (See "Ratings of Municipal Obligations" in Appendix A to this Statement of Additional Information.)


    In the case of California Tax Free Reserves, in general, dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of California and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers ("California Municipal Obligations"), will be exempt from federal and California personal income taxes. In order for California Tax Free Reserves to pay dividends that are exempt from federal tax and California personal income tax, the Fund must continue to qualify as a "regulated investment company" for federal income tax purposes. In addition, in order for California Tax Free Reserves to be eligible to pay dividends that are exempt from California personal income tax, at the end of each quarter of its taxable year at least 50% of the Fund's total assets must be invested in obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities").

    For Connecticut Tax Free Reserves, dividends paid by the Fund which are treated as exempt-interest dividends for federal income tax purposes, to the extent derived from interest income on tax-exempt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, obligations of Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers ("Connecticut Municipal Obligations"), will be exempt from federal and Connecticut personal income taxes.

    In the case of New York Tax Free Reserves, dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers ("New York Municipal Obligations"), will be exempt from federal, New York State and New York City personal income taxes.


    Subject to their 80% investment policy, the Tax Free Funds may purchase Municipal Obligations issued by other states, their agencies and instrumentalities the interest income on which will be exempt from federal income tax but will be subject to California, Connecticut or New York State and New York City personal income taxes, as the case may be, and/or the federal alternative minimum tax, as well as other securities (see "Taxable Securities" below).


MUNICIPAL OBLIGATIONS

    Each of the Tax Free Funds invests at least 80% of its assets, under normal circumstances, in Municipal Obligations, including:

        (1) Municipal bonds with remaining maturities deemed to be 397 days or less that are rated within the Aaa or Aa categories at the date of purchase by Moody's or within the AAA or AA categories by Standard & Poor's or Fitch and which present minimal credit risk as determined by the Manager under procedures approved by the Board of Trustees or, if not rated by these rating agencies, are of comparable quality as determined by the Manager under procedures approved by the Board of Trustees on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests. See "Municipal Bonds" below.

        (2) Municipal notes with remaining maturities deemed to be 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch and which present minimal credit risk as determined by the Manager under procedures approved by the Board of Trustees or, if not rated by these rating agencies, are of comparable quality as determined by the Manager under procedures approved by the Board of Trustees. See "Municipal Notes" below.

        (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch and which present minimal credit risk as determined by the Manager under procedures approved by the Board of Trustees or, if not rated by these rating agencies, is of comparable quality as determined by the Manager under procedures approved by the Board of Trustees. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.


    Subsequent to its purchase by a Tax Free Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires sale of such Municipal Obligation by the Fund (other than variable rate instruments which must be sold if they are not "high quality"), but the Manager considers such event in determining whether the Fund should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by a Tax Free Fund are altered due to changes in any of the Moody's, Standard & Poor's or Fitch ratings systems (see Appendix A to this Statement of Additional Information for an explanation of these rating systems), the Manager adopts such changed ratings as standards for its future investments in accordance with the investment policies contained above and in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trustees have determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are "eligible securities" (e.g., within the two highest ratings assigned by Moody's, Standard & Poor's or Fitch or, if not rated, are of comparable quality as determined by the Manager under procedures approved by the Board of Trustees), or where the obligations are not freely transferable, a Tax Free Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.


    MUNICIPAL BONDS. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of private activity bonds ("PABs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, it is expected that the PABs or the participation certificates in PABs purchased by a Fund will have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.

    Municipal bonds may be issued as "zero coupon" obligations. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each Tax Free Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though zero-coupon bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

    MUNICIPAL NOTES. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

    For an explanation of the ratings of Municipal Obligations by Moody's, Standard & Poor's and Fitch, see Appendix A to this Statement of Additional Information. For a comparison of yields on such Municipal Obligations and taxable securities, see the Appendix to the Prospectus.

    MUNICIPAL LEASE OBLIGATIONS. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. Municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.


    VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS. Each of the Tax Free Funds may purchase variable rate instruments and participation interests in Municipal Obligations. Variable rate instruments that the Tax Free Funds may purchase are Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party (called a liquidity feature). A participation interest in a Municipal Obligation gives a Tax Free Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature.

    The variable rate instruments in which Tax Free Funds' assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments in which the Tax Free Funds may invest include participation interests in variable or fixed-rate Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The Manager has been instructed by the Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Tax Free Funds, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which a Fund may subscribe. An unrated variable rate instrument may be determined to meet a Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or if it is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet a Tax Free Fund's high quality criteria.


    Participation interests in Municipal Obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the Manager to meet the prescribed quality standards of a Tax Free Fund. Each Tax Free Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund's participation in the security, plus accrued interest. Each Tax Free Fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to facilitate withdrawals from the Fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a Tax Free Fund. With respect to insurance, each of the Tax Free Funds will attempt to have the issuer of the participation interest bear the cost of the insurance, although the applicable Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Although participation interests may be sold, each Tax Free Fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation.

    In view of the possible concentration of the Tax Free Funds in participation interests in Municipal Obligations issued by banks and/or secured by bank letters of credit or guarantees, an investment in these Funds should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed interest rate securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    Because of the variable rate nature of the instruments, when prevailing interest rates decline each Tax Free Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, each Tax Free Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    For purposes of determining whether a variable rate instrument held by a Tax Free Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument's next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing a Fund's dollar-weighted average portfolio maturity.

"WHEN-ISSUED" SECURITIES

    Each of the Tax Free Funds may purchase securities on a "when-issued" or "forward delivery" basis. New issues of certain Municipal Obligations frequently are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Fund's commitment to purchase). Although the Tax Free Funds will only make commitments to purchase "when-issued" or "forward delivery" Municipal Obligations with the intention of actually acquiring them, the Funds may sell these securities before the settlement date if deemed advisable by the Manager.

    Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Tax Free Fund's portfolio are subject to changes in value based upon the market's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of a Tax Free Fund consisting of cash or liquid debt securities equal to the amount of the "when-issued" or "forward delivery" commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Tax Free Fund's obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

STAND-BY COMMITMENTS

    When a Tax Free Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. A Tax Free Fund also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by a Tax Free Fund with respect to a particular Municipal Obligation held in the Fund's portfolio.

    The amount payable to a Tax Free Fund upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Each Tax Free Fund values stand-by commitments at zero for purposes of computing the value of its net assets.

    The stand-by commitments that each Tax Free Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Fund and the maturity of the underlying security will generally be different from that of the commitment.

TAXABLE SECURITIES


    Although each Tax Free Fund attempts to invest 100% of its net assets in Municipal Obligations, each Fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to state, local and federal income tax. Circumstances in which a Tax Free Fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Tax Free Funds' assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or obligations of the U.S. government or its agencies, instrumentalities, or authorities. Each Tax Free Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.


RISK FACTORS AFFECTING INVESTMENT IN CALIFORNIA MUNICIPAL OBLIGATIONS

    California Tax Free Reserves intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information.


    Since early 2001 California has faced severe financial challenges, which may continue for several years. The economic recession has resulted in a serious erosion of revenues, weakened exports and large stock market declines. The impact of the recession has been particularly felt in the high technology, internet and telecommunications sectors. State legislative analysts estimate that the structural deficit for the 2003 fiscal year will be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action.

    On July 24, 2003, Standard & Poor's Ratings Services announced that it had lowered its rating on $26.8 billion of California state general fund-supported general obligations from `A' to `BBB' and that it had lowered its rating on California's $6.7 billion of general fund lease-supported debt from `A-` to `BBB.' In announcing the downgrade, Standard & Poor's cited California's "lack of progress in adopting a fiscal 2004 budget, which has been aggravated by the gubernatorial recall election that has now been scheduled for Oct. 7, roughly three months into fiscal 2004." As a result of the downgrade, California now has the lowest rating of the 50 states rated by Standard & Poor's.

    The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of California credit and financial conditions, is based on information from statements of issuers of California Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.


RISK FACTORS AFFECTING INVESTMENT IN CONNECTICUT MUNICIPAL OBLIGATIONS

    Connecticut Tax Free Reserves intends to invest a high proportion of its assets in Connecticut Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For information concerning Connecticut Municipal Obligations, see Appendix C to this Statement of Additional Information.

    The summary set forth in Appendix C is included for the purpose of providing a general description of the State of Connecticut credit and financial conditions, is based on information from statements of issuers of Connecticut Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

RISK FACTORS AFFECTING INVESTMENT IN NEW YORK MUNICIPAL OBLIGATIONS

    New York Tax Free Reserves intends to invest a high proportion of its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.


    As anticipated, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-2003 fiscal year will fall significantly below the levels expected. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

    From a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. New York also receives a substantial portion of tax receipts from the income and profits of financial service employees and companies which have suffered a second consecutive year of poor profit performance. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees. For these reasons, it now appears more likely that New York will experience a significant decline in its revenue situation in the 2002-2003 fiscal year.

    For further information concerning New York Municipal Obligations, see Appendix D to this Statement of Additional Information. The summary set forth above and in Appendix D is included for the purpose of providing a general description of New York State and New York City credit and financial conditions, is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.


CERTAIN ADDITIONAL RISK FACTORS AFFECTING THE TAX FREE FUNDS


    Each of the Tax Free Funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions. Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issues.


STRUCTURED INSTRUMENTS

    Each of the Funds and Portfolios may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund or Portfolio may invest include: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

    Structured instruments may be considered to be derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund or Portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a Fund or Portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a Fund or Portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

REPURCHASE AGREEMENTS

    Each of the Funds and Portfolios (other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio, which may not invest in repurchase agreements except in unusual circumstances when, in the Manager's judgment, direct U.S. Treasury obligations are not available) may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. All repurchase agreements entered into by the Funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian shall have control of the collateral, which the Manager believes will give the applicable Fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Funds. A Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds and Portfolios may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund or Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). The borrower alternatively may pay the Fund or Portfolio a fee for use of the borrowed securities. The Fund or Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund or Portfolio could suffer loss if the borrower terminates the loan and the Fund or Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager determines to make loans, it is not intended that the value of the securities loaned by a Fund or Portfolio would exceed 33 1/3% of the value of its net assets.


PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each Fund and Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund or Portfolio to sell them promptly at an acceptable price.

                           INVESTMENT RESTRICTIONS

    The Funds and the Portfolios each have adopted the following policies which may not be changed with respect to a Fund or a Portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund or Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund or Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


    Whenever a Fund is requested to vote on a change in the investment restrictions or fundamental policies of a Portfolio in which the Fund invests, the Fund will generally call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders. To the extent it does not receive instructions from its shareholders, a Fund will vote its shares in the Portfolio in the same proportion as the vote of the shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a Fund could vote its shares in the Portfolio in proportion to the vote of all other investors in the Portfolio.


    A Fund or Portfolio may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund or Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each Fund, other than U.S. Treasury Reserves, and each Portfolio other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves, New York Tax Free Reserves and Tax Reserves Portfolio, bank participation interests in municipal obligations.

    As a fundamental policy, under normal market conditions, each Tax Free Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and with respect to each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves, that is also exempt from California, Connecticut and New York State and City personal income taxes, respectively.

    As an operating policy, no Fund may invest more than 10% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund's books).

    For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstances is not considered a violation of policy.

                          3. PERFORMANCE INFORMATION

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors.

    From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of Fund shares may be compared with current or historical performance of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, iMoneyNet's Money Fund Report, Morningstar, Inc. and Thomson Financial Bank Watch. A Fund may also present statistics on current and historical rates of Money Market Deposit Accounts and Statement Savings, Certificates of Deposit (CDs) and other bank or depository products prepared by outside services such as Bank Rate Monitor, Inc., and compare this performance to the current or historical performance of the Fund. Any given "performance" or performance comparison should not be considered as representative of any performance in the future. In addition, there may be differences between a Fund and the various indexes and products which may be compared to the Fund. In particular, mutual funds differ from bank deposits or other bank products in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, but a fund does not guarantee your principal or your returns, and fund shares are not FDIC insured.


    Each Fund may provide current yield and effective yield quotations. The yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. Any current yield quotation of a Fund which is used consists of a yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the period to obtain the "base period return" and then multiplying the base period return by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses as a result of a Fund's investment in a Portfolio or from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. The effective yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. Any effective yield quotation of a Fund so used shall be calculated by compounding the current yield quotation for such period by adding 1 to the base period return obtained under the current yield calculation, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

    U.S. Treasury Reserves and each Tax Free Fund may provide tax equivalent current yield quotations and tax equivalent effective yield quotations. A tax equivalent yield refers to a yield that a fully taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of a Fund. The use of tax equivalent yields allows investors to compare yields of the Fund, the dividends from which may be exempt from federal or state personal income tax, with yields of other funds, the dividends from which are not tax exempt. The tax equivalent current yield quotation and tax equivalent effective yield quotation of a Fund are calculated as follows: If the entire current or effective yield quotation for such period is tax-exempt, the tax equivalent yield will be the applicable yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current or effective yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the applicable yield which is tax-exempt divided by 1 minus a stated income tax rate or rates plus the portion of the applicable yield which is not tax-exempt. A Fund also may provide current yield, effective yield and tax equivalent yield quotations for longer periods.


    Each Fund may provide its period and average annualized total rates of return. The total rate of return refers to the change in the value of an investment in a Fund over a stated period and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Period total rate of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a one-year period. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.


    Each Fund may also provide its Average Annual Total Returns for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as from the date of inception. When considering average annual return figures, it is important to note that the annual return for any one year period might have been greater or less than the average for the entire period.

    A Fund's average annual total return figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

    P(1 + T)\n/ = ERV

    Where: P =    a hypothetical initial payment of $1,000
           T =    average annual total return
           n =    number of years
           ERV =  Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. In computing total rates of return quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.


    U.S. Treasury Reserves and each Tax Free Fund may provide tax equivalent total rates of return. The tax equivalent total rate of return refers to the total rate of return that a fully taxable money market fund would have to generate in order to produce an after-tax total rate of return equivalent to that of a Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of a Fund, the dividends from which may be exempt from federal or state personal income taxes, with the total rates of return of funds the dividends from which are not tax exempt. Any tax equivalent total rate of return quotation of a Fund is calculated as follows: If the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the total rate of return which is not tax-exempt.


    The following table sets forth the average annual total returns for Class N shares of each Fund and Smith Barney Connecticut Money Market Portfolio -- Class A shares for the period indicated. No Smith Barney Connecticut Money Market Portfolio -- Class Y shares were outstanding for the fiscal year ended August 31, 2002. The calculations below are based on expenses actually paid by each Fund for the periods presented and include any applicable fee waivers and/or reimbursements in place during the time period, which may cause the results to be more favorable than they would have been. Such waivers or reimbursements could be raised or lowered at any time.

                                                                REDEEMABLE VALUE
                                                               OF A HYPOTHETICAL
                                                   AVERAGE     $1,000 INVESTMENT
                                                   ANNUAL            AT THE
          PERIOD                                TOTAL RETURN   END OF THE PERIOD

          CASH RESERVES
          CLASS N
          Ten years ended August 31, 2002 ....      4.34%          $1,529.74
          Five years ended August 31, 2002 ...      4.41%          $1,240.95
          One year ended August 31, 2002 .....      1.75%          $1,017.51

          U.S. TREASURY RESERVES
          CLASS N
          Ten years ended August 31, 2002 ....      3.97%          $1,468.81
          Five years ended August 31, 2002 ...      3.92%          $1,211.97
          One year ended August 31, 2002 .....      1.45%          $1,014.48

          TAX FREE RESERVES
          CLASS N
          Ten years ended August 31, 2002 ....      2.67%          $1,301.13
          Five years ended August 31, 2002 ...      2.66%          $1,140.52
          One year ended August 31, 2002 .....      1.21%          $1,012.14

          CALIFORNIA TAX FREE RESERVES
          CLASS N
          Ten years ended August 31, 2002 ....      2.64%          $1,298.12
          Five years ended August 31, 2002 ...      2.41%          $1,126.73
          One year ended August 31, 2002 .....      1.05%          $1,010.51

          CONNECTICUT TAX FREE RESERVES
          CLASS N
          December 1, 1993 (commencement of
            operations) to August 31, 2002 ...      2.75%          $1,267.77
          Five years ended August 31, 2002 ...      2.51%          $1,131.73
          One year ended August 31, 2002 .....      1.10%          $1,010.97

          SMITH BARNEY CONNECTICUT MONEY MARKET PORTFOLIO -- CLASS A SHARES July 3, 2001 (commencement of operations)
            to August 31, 2002 ...............      1.20%          $1,013.98
          One year ended August 31, 2002 .....      1.09%          $1,010.93

          NEW YORK TAX FREE RESERVES
          CLASS N
          Ten years ended August 31, 2002 ....      2.58%          $1,290.55
          Five years ended August 31, 2002 ...      2.57%          $1,135.28
          One year ended August 31, 2002 .....      1.09%          $1,010.85

    The following table shows the current yield and effective yield for each Fund. The yields for each Fund are for the seven-day period ended August 31, 2002.

                                                CURRENT YIELD    EFFECTIVE YIELD
                                                -------------    ---------------

Cash Reserves, Class N .......................      1.25%             1.26%
U.S. Treasury Reserves, Class N ..............      1.05%             1.06%
Tax Free Reserves, Class N ...................      0.89%             0.89%
California Tax Free Reserves, Class N ........      0.78%             0.78%
Connecticut Tax Free Reserves, Class N .......      0.76%             0.76%
Smith Barney Connecticut
  Money Market Portfolio -- Class A ..........      0.75%             0.75%
New York Tax Free Reserves, Class N ..........      0.89%             0.90%

    The following table shows the tax equivalent current yield and tax equivalent effective yield calculations for each Fund for the seven day period ended August 31, 2002 and the assumed income tax rate used to determine the calculations.

                                             TAX                TAX
                                         EQUIVALENT         EQUIVALENT
                                           CURRENT           EFFECTIVE
            CLASS                           YIELD              YIELD                ASSUMED INCOME TAX RATE
            -----                           -----              -----                -----------------------
U.S. Treasury Reserves, Class N              1.91%              1.93%       39.10% (combined state and local tax
                                                                            rate for New York City residents)
Tax Free Reserves, Class N                   1.45%              1.45%

California Tax Free Reserves, Class N        1.40%(1)           1.40%(1)    44.31% (combined California State and
                                                                            federal tax bracket)

Connecticut Tax Free Serves, Class N         1.30%(2)           1.30%(2)    41.36% (combined Connecticut State and
                                                                            federal tax bracket)

Smith Barney Connecticut Money Market        1.28%(2)           1.28%(2)    41.36% (combined Connecticut State and
Portfolio, Class A                                                          federal tax bracket)

New York Tax Free Reserves, Class N          1.56%(3)           1.57%(3)    42.81% (combined New York State, New
                                                                            York City and federal tax bracket)
------------
(1) The calculation also assumes that 97.92% of the Fund's assets were invested in California Municipal
    Obligations.
(2) The calculation also assumes that 91.32% of the Fund's assets were invested in Connecticut Municipal
    Obligations.
(3) The calculation also assumes that 87.76% of the Fund's assets were invested in New York Municipal Obligations.


    For advertising and sales purposes, the Funds will generally use the performance of Class N shares. All outstanding Cash Reserves shares were designated Class N shares on January 4, 1999, and all outstanding shares of the other Funds were designated Class N shares on July 14, 2000. The Fund commenced offering Smith Barney Connecticut Money Market Portfolio -- Class A shares on July 3, 2001, and had not yet commenced offering Class Y shares as of the fiscal year ended August 31, 2002. If the performance of Smith Barney Connecticut Money Market Portfolio shares is used for advertising and sales purposes, performance after the class inception date will be actual performance, while performance prior to that date will be Class N performance, adjusted to reflect the differences in sales charges (if any) but not the differences in fees and expenses among the classes. The performance of Smith Barney Connecticut Money Market Portfolio -- Class A and Class Y shares generally would have been higher than Class N performance, because the contractual expenses attributable to the Smith Barney -- Class A and Class Y shares are lower than the expenses attributable to the Class N shares. After waivers, Class N expenses may be the same as Smith Barney -- Class A expenses, in which case the performance of the classes would be similar. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

                     4. DETERMINATION OF NET ASSET VALUE


    The net asset value of each share of each class of the Funds is determined on each day on which the New York Stock Exchange is open for trading. This determination is normally made once during each such day as of 3:00 p.m., Eastern time, for Cash Reserves, 2:00 p.m., Eastern time, for U.S. Treasury Reserves, and 12:00 noon, Eastern time, for the other Funds. Net asset value is calculated for each class of a Fund by dividing the value of the Fund's net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying Portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. On days when the financial markets in which a Fund invests close early, such Fund's net asset value is determined as of the earlier close of these markets. As of the date of this Statement of Additional Information, the Exchange is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Funds and Portfolios employ specific investment policies and procedures to accomplish this result.


    The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The net asset value of a Fund's investment in the corresponding Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

    The securities held by a Fund or Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund or Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.


    Pursuant to the rules of the SEC, the Funds' and the Portfolios' Trustees have established procedures to stabilize the value of the Funds' and Portfolios' net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a Fund or Portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Funds and Portfolios maintain a dollar-weighted average maturity of 90 days or less, do not purchase any instrument with a remaining maturity greater than 397 days or, subject to a repurchase agreement having a duration of greater than 397 days, limit their investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Manager to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Funds and Portfolios also have established procedures to ensure that securities purchased meet high quality criteria. (See "Investment Objectives, Policies and Restrictions -- Investment Policies.")


    Because of the short-term maturities of the portfolio investments of each Fund, the Funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Funds' shareholders annually after the close of each Fund's fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in "Certain Additional Tax Matters." Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each Fund may distribute short-term capital gains more frequently then annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund's net asset value of $1.00 per share.


    It is expected that each Fund (and each class of a Fund) will have a positive net income at the time of each determination thereof. If for any reason a Fund's or a class' net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a Fund's expenses exceeded its income, the Fund would first offset the negative amount with respect to each shareholder account in that Fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares of that Fund or class by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder's account which represents the shareholder's share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the Fund.


    The Funds and the Portfolios may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

        5.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF SHARES

    Each Fund offers Class N shares and Citi Connecticut Tax Free Reserves offers two additional classes, Smith Barney Connecticut Money Market Portfolio -- Class A and Class Y shares.

    Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees if applicable, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share and dividends per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    When you place purchase orders, please specify what class you are eligible for. If you own shares of more than one class in the Fund, and want to sell shares, you should specify which class of shares you wish to sell.

CLASS N SHARES

    o All Cash Reserves shares held prior to January 4, 1999 have been redesignated Class N shares, and all shares of the other Funds held prior to July 14, 2000 have been redesignated Class N shares.
    o Class N shares may be purchased from the Distributor or from Service
      Agents.
    o Class N shares are sold at net asset value without an initial sales charge. There are no fees or deferred sales charges when you sell your shares.
    o Class N shares may pay up to 0.25% of the average daily net assets represented by Class N shares to compensate the Funds' Distributor for its distribution services, to compensate Service Agents or others in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity.

SMITH BARNEY CONNECTICUT MONEY MARKET PORTFOLIO SHARES

    In addition to Class N shares, Citi Connecticut Tax Free Reserves offers Smith Barney Connecticut Money Market Portfolio -- Class A and Class Y shares.

    o Class A shares are sold at net asset value without an initial sales charge. Class A shares may pay distribution and service fees of up to 0.10% of the average daily net assets represented by Class A shares.
    o Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000. Class Y shares are not subject to distribution or service fees.

    Investors may purchase shares from a Service Agent. In addition, certain investors purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify which class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, Inc. ("PFPC" or "sub-transfer agent") are not subject to a maintenance fee.

    Investors in Class A shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for Class A and Class Y. There are no minimum investment requirements for Class A shares for employees of Citigroup, Inc. and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates for Class A and Class Y shares are issued only upon a shareholder's written request to the sub-transfer agent.

LETTER OF INTENT -- CLASS Y SHARES.


    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.10%) and expenses applicable to the Fund's Class A shares. Please contact a Service Agent or Citicorp Trust Bank, fsb (the "Transfer Agent") for further information.


DEFERRED SALES CHARGE PROVISIONS -- CLASS A SHARES.


    "Deferred Sales Charge Shares" are Class A shares acquired by exchange from another Smith Barney fund subject to a deferred sales charge. A deferred sales charge of 1.00% may be imposed on certain redemptions of these shares if redeemed within 12 months of purchase.

    Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; or
(b) reinvestment of dividends or capital gain distributions.


    In determining the applicability of any contingent deferred sales charge ("CDSC"), it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

WAIVERS OF DEFERRED SALES CHARGE.


    The deferred sales charge on the Deferred Sales Charge Shares will be waived on: (a) exchanges (see "Exchanges"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.


    Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGES


    The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    CLASS N SHARES

    o Class N shares of the Funds may be exchanged for shares of any other Fund offered in the no-load family of CitiFunds.

    o The exchange privilege for Class N shares may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

    SMITH BARNEY CONNECTICUT MONEY MARKET PORTFOLIO SHARES

    o Class A and Class Y shares of the Fund may be exchanged for shares of the same class of another Smith Barney Mutual Fund, if available.

    o Class A shares of the Fund will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

    o Class Y shareholders of the Fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in certain Smith Barney Mutual Funds may do so without imposition of any charge.


Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, in its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

ADDITIONAL PURCHASE AND SALE INFORMATION

CLASS N SHARES

    Shareholders may redeem Class N shares by sending written instructions in proper form to the Funds' sub-transfer agent or, if you hold your shares through a Service Agent, to your Service Agent. Shareholders may redeem or exchange Class N shares by telephone, if their account applications so permit. Signature guarantees may be required under certain circumstances.

SMITH BARNEY CONNECTICUT MONEY MARKET PORTFOLIO SHARES

    A shareholder may redeem Smith Barney Connecticut Money Market Portfolio -- Class A and Class Y shares by contacting his or her Service Agent.

    If the Class A or Class Y shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request with respect to Class A or Class Y shares in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

GENERAL


    During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a shareholder's identity by asking for the shareholder's name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the Fund or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.


    Subject to compliance with applicable regulations, the Funds and the Portfolios have each reserved the right to pay the redemption price of shares of the Funds or beneficial interests in the Portfolios, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

INVOLUNTARY REDEMPTION OF SHARES

    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer).

                    6. DEALER COMMISSIONS AND CONCESSIONS

    From time to time, the Funds' Distributor or the Manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds' Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Funds' Distributor or Manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

                                7. MANAGEMENT


    Each Fund and Portfolio is supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Manager. The Trustees and Officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. The address of each Trustee and Officer is 125 Broad Street, New York, New York 10004. Each Trustee and Officer holds office for his or her lifetime unless that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those Trustees and Officers who are "interested persons" of the Trust, as defined in the 1940 Act. Each Trustee and Officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                                                     NUMBER OF
                                                                                                                    INVESTMENT
                                                                                                                     COMPANIES
                                                                                                                  ASSOCIATED WITH
                                                                PRINCIPAL OCCUPATION DURING                          CITIGROUP
                                      POSITION HELD AND              PAST 5 YEARS AND                               OVERSEEN BY
NAME AND AGE                        LENGTH OF TIME SERVED        OTHER DIRECTORSHIPS HELD                             TRUSTEE
------------                        ---------------------        ------------------------                             -------

INTERESTED TRUSTEE
R. Jay Gerken*; 51               Chairman, of the Board    Managing Director, Salomon Smith                              226
                                 and Trustee since 2002    Barney Inc. ("Salomon Smith Barney")
                                                           (since 1996).

DISINTERESTED TRUSTEES
Elliott J. Berv; 59              Trustee since 2001        President and Chief Operations                                 35
                                                           Officer, Landmark City (Real Estate
                                                           Development) (since 2002); Board
                                                           Member, American Identity Corp.
                                                           (doing business as Morpheus
                                                           Technologies) (Biometric Information
                                                           Management) (since 2001; consultant
                                                           since 1999); Director, Lapoint
                                                           Industries (Industrial Filter
                                                           Company) (since 2002); Executive Vice
                                                           President and Chief Operations
                                                           Officer, DigiGym Systems (On-line
                                                           Personal Training Systems) (since
                                                           2001); President, Catalyst
                                                           (Consulting) (since 1984); Director,
                                                           Alzheimer's Association (New England
                                                           Chapter) (since 1998).

Donald M. Carlton; 65            Trustee since 2001        Director, American Electric Power                              30
                                                           (Electric Utility) (since 1999);
                                                           Director, Valero Energy (Petroleum
                                                           Refining) (since 1999); Consultant,
                                                           URS Corporation (Engineering) (since
                                                           1999); Director, National Instruments
                                                           Corp. (Technology) (since 1994);
                                                           former Chief Executive Officer,
                                                           Radian International L.L.C.
                                                           (Engineering) (from 1996 to 1998);
                                                           Member of Management Committee,
                                                           Signature Science (Research and
                                                           Development) (since 2000).

A. Benton Cocanougher; 64        Trustee since 2001        Dean Emeritus and Wiley Professor,                             30
                                                           Texas A&M University (since 2001);
                                                           former Dean and Professor of
                                                           Marketing, College and Graduate
                                                           School of Business of Texas A&M
                                                           University (from 1987 to 2001; former
                                                           Director, Randall's Food Markets,
                                                           Inc. (from 1990 to 1999); former
                                                           Director, First American Bank and
                                                           First American Savings Bank (from
                                                           1994 to 1999).

Mark T. Finn; 59                 Trustee since 2001        Chairman and Owner, Vantage                                    35
                                                           Consulting Group, Inc. (Investment
                                                           Advisory and Consulting Firm) (since
                                                           1988); former Vice Chairman and Chief
                                                           Operating Officer, Lindner Asset
                                                           Management Company (Mutual Fund
                                                           Company) (from March 1999 to 2001);
                                                           former President and Director, Delta
                                                           Financial, Inc. (Investment Advisory
                                                           Firm) (from 1983 to 1999); former
                                                           General Partner and Shareholder,
                                                           Greenwich Ventures LLC (Investment
                                                           Partnership) (from 1996 to 2001);
                                                           former President, Secretary, and
                                                           Owner, Phoenix Trading Co. (Commodity
                                                           Trading Advisory Firm) (from 1997 to
                                                           2000).

Stephen Randolph Gross; 55       Trustee since 2001        Partner, Capital Investment Advisory                           30
                                                           Partners (Consulting) (since January
                                                           2000); Director, United Telesis, Inc.
                                                           (Telecommunications) (since 1997);
                                                           former Managing Director, Fountainhead
                                                           Ventures, LLC (Consulting) (from 1998
                                                           to 2002); Director, ebank.com, Inc.
                                                           (since 1997); Director, Andersen
                                                           Calhoun (Assisted Living) (since
                                                           1987); Secretary, Carint N.A.
                                                           (Manufacturing) (since 1988); former
                                                           Treasurer, Hank Aaron Enterprises
                                                           (Fast Food Franchise) (from 1985 to
                                                           2001); Chairman, Gross, Collins &
                                                           Cress, P.C. (Accounting Firm) (since
                                                           1980); Treasurer, Coventry Limited,
                                                           Inc. (since 1985); former Director,
                                                           Charter Bank, Inc. (from 1987 to
                                                           1997); former Director, Yu Save, Inc.
                                                           (Internet Company) (from 1998 to
                                                           2000); former Director, Hotpalm.com,
                                                           Inc. (Wireless Applications) (from
                                                           1998 to 2000); former Director, Ikon
                                                           Ventures, Inc. (from 1997 to 1998).

Diana R. Harrington; 62          Trustee since 1992        Professor, Babson Collee (since                                35
                                                           1992); former Trustee, The Highland
                                                           Family of Funds (Investment Company)
                                                           (from March 1997 to March 1998).

Susan B. Kerley; 51              Trustee since 1992        Consultant, Strategic Management                               35
                                                           Advisors, LLC/Global Research
                                                           Associates, Inc. (Investment
                                                           Consulting) (since 1990); Director,
                                                           Eclipse Funds (currently supervises
                                                           17 investment companies in fund
                                                           complex) (since 1990).

Alan G. Merten; 61               Trustee since 2001        President, George Mason University                             30
                                                           (since 1996); Director, Comshare,
                                                           Inc. (Information Technology) (since
                                                           1985); former Director, Indus
                                                           (Information Technology) (from 1995
                                                           to 1999).

C. Oscar Morong, Jr.; 67         Trustee since 1991        Managing Director, Morong Capital                              35
                                                           Management (since 1993); former
                                                           Director, Indonesia Fund (Closed-End
                                                           Fund) (from 1990 to 1999); Trustee,
                                                           Morgan Stanley Institutional Fund
                                                           (currently supervises 75 investment
                                                           companies) (since 1993).

R. Richardson Pettit; 60         Trustee since 2001        Professor of Finance, University of                            30
                                                           Houston (since 1977); Independent
                                                           Consultant (since 1984).

Walter E. Robb, III; 76          Trustee since 2001        Director, John Boyle & Co., Inc.                               35
                                                           (Textiles) (since 1999); President,
                                                           Benchmark Consulting Group, Inc.
                                                           (Service Company) (since 1991);
                                                           Director, Harbor Sweets, Inc. (Candy)
                                                           (since 1990); Sole Proprietor, Robb
                                                           Associates (Consulting) (since 1978);
                                                           Director, W.A. Wilde Co. (Direct
                                                           Media Marketing) (since 1982); Director,
                                                           Alpha Grainger Manufacturing, Inc.
                                                           (Electronics) (since 1983); Co-owner,
                                                           Kedron Design (Gifts) (since 1978);
                                                           former Trustee, MFS Family of Funds
                                                           (Investment Company) (from 1985 to
                                                           2001); former President and
                                                           Treasurer, Benchmark Advisors, Inc.
                                                           (Financial Consulting) (from 1989 to
                                                           2000); Harvard Club of Boston (Audit
                                                           Committee) (since 2001).

OFFICERS
R. Jay Gerken*; 51               President and Chief       Managing Director, Salomon Smith                              N/A
                                 Executive Officer         Barney (since 1996).
                                 since 2002

Lewis E. Daidone*; 45            Senior Vice President     Managing Director, Salomon Smith                              N/A
                                 and Chief Administrative  Barney (since 1990); Chief Financial
                                 Officer since 2000        Officer, Smith Barney Mutual Funds;
                                                           Director and Senior Vice President,
                                                           Smith Barney Fund Management LLC and
                                                           Travelers Investment Advisor.

Irving David*; 42                Treasurer since 2002      Director, Salomon Smith Barney (since                         N/A
                                                           1997); former Assistant Treasurer,
                                                           First Investment Management Company
                                                           (from 1988 to 1994).

Frances Guggino*; 45             Controller since 2002     Vice President, Citigroup Asset                               N/A
                                                           Management (since 1991)

Andrew Beagley*; 40              Chief Anti-Money          Director, Salomon Smith Barney (since                         N/A
                                 Laundering Compliance     2000); Director of Compliance, North
                                 Officer since 2002        America, Citigroup Asset Management
                                                           (since 2000); Director of Compliance,
                                                           Europe, the Middle East and Africa,
                                                           Citigroup Asset Management (from 1999
                                                           to 2000); Compliance Officer, Salomon
                                                           Brothers Asset Management Limited,
                                                           Smith Barney Global Capital
                                                           Management Inc., Salomon Brothers
                                                           Asset Management Asia Pacific Limited
                                                           (from 1997 to 1999).

Marianne Motley*; 43             Assistant Treasurer       Director, Mutual Fund Administration                          N/A
                                 since 2000                for Salomon Smith Barney (since
                                                           1994).

Robert I. Frenkel*; 48           Chief Legal Officer       Managing Director and General                                 N/A
                                 since 2003 and            Counsel, Global Mutual Funds for
                                 Secretary since 2000      Citigroup Asset Management (since
                                                           1994).

Thomas C. Mandia*; 40            Assistant Secretary       Director and Deputy General Counsel,                          N/A
                                 since 2000                Citigroup Asset Management (since
                                                           1992).

Rosemary D. Emmens*; 33          Assistant Secretary       Vice President and Associate General                          N/A
                                 since 2000                Counsel, Citigroup Asset Management
                                                           (since 1998); Counsel, The Dreyfus
                                                           Corporation (from 1995 to 1998).

Harris C. Goldblat*; 33          Assistant Secretary       Associate General Counsel, Citigroup                          N/A
                                 since 2000                Asset Management (since 2000);
                                                           Associate, Stroock & Stroock & Lavan
                                                           LLP (from 1997 to 2000).

Joseph Volpe*; 40                Assistant Controller      Vice President, Citigroup Asset                               N/A
                                 since 2002                Management (since 1992)

Joseph Genco*; 34                Assistant Controller      Assistant Vice President, Citigroup                           N/A
                                 since 2002                Asset Management (since 1997).

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Audit Committee met two times during the year ended August 31, 2002 to review the internal and external auditing procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants, and to consider the possible effect of such services on their independence.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the Fund are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the fiscal year ended August 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2001.

                                    DOLLAR RANGE OF EQUITY SECURITIES
                             ---------------------------------------------------
                                            U.S.                      CALIFORNIA
                               CASH       TREASURY      TAX FREE       TAX FREE
      NAME OF TRUSTEE        RESERVES     RESERVES      RESERVES       RESERVES
      ---------------        --------     --------      --------       --------
DISINTERESTED TRUSTEES
Elliott J. Berv                None          None          None          None
Donald M. Carlton              None          None          None          None
A. Benton Cocanougher          None          None          None          None
Mark T. Finn                   None          None          None          None
Stephen Randolph Gross         None          None          None          None
Diana R. Harrington            None          None          None          None
Susan B. Kerley                None          None          None          None
Alan G. Merten                 None          None          None          None
C. Oscar Morong, Jr.           None          None          None          None
R. Richardson Pettit           None          None          None          None
Walter E. Robb, III            None          None          None          None

INTERESTED TRUSTEE
R. Jay Gerken*                 None          None          None          None

                                     DOLLAR RANGE OF EQUITY SECURITIES
                              --------------------------------------------------
                                                             AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                                             SECURITIES IN ALL
                                                                REGISTERED
                                                           INVESTMENT COMPANIES
                              CONNECTICUT    NEW YORK            OVERSEEN
                               TAX FREE      TAX FREE      BY THE TRUSTEE IN THE
         NAME OF TRUSTEE       RESERVES      RESERVES          FUND COMPLEX
         ---------------       --------      --------          ------------

DISINTERESTED TRUSTEES
Elliott J. Berv                  None          None                None
Donald M. Carlton                None          None           $10,001-$50,000
A. Benton Cocanougher            None          None             $1-$10,000
Mark T. Finn                     None          None             $1-$10,000
Stephen Randolph Gross           None          None                None
Diana R. Harrington              None          None           $10,001-$50,000
Susan B. Kerley               $1-$10,000       None             $1-$10,000
Alen G. Merten                   None          None             $1-$10,000
C. Oscar Morong, Jr.             None          None             $1-$10,000
R. Richardson Pettit             None          None                None
Walter E. Robb, III              None          None          $50,001-$100,000

INTERESTED TRUSTEE
R. Jay Gerken*                   None          None                None

----------
* R. Jay Gerken became a Trustee of the CitiFunds Trust III as of March 1, 2002. The information in the table above sets forth his ownership of securities in the Funds as of December 31, 2001, prior to his appointment to the Board of Trustees.

    Neither the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2001.

    Information regarding compensation paid to the Trustees for the fiscal year ended August 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the Manager.

    Each Fund in the Citigroup Fund complex pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special board meeting attended, and $100 for each telephonic board meeting in which that Trustee participates. In addition, the Funds will reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEE COMPENSATION TABLE(1)

                                                             AGGREGATE          AGGREGATE          AGGREGATE          AGGREGATE
                                          AGGREGATE      COMPENSATION FROM  COMPENSATION FROM  COMPENSATION FROM  COMPENSATION FROM
                                      COMPENSATION FROM    U.S. TREASURY    TAX FREE RESERVES   CALIFORNIA TAX     CONNECTICUT TAX
TRUSTEE                               CASH RESERVES (2)    RESERVES (2)            (2)         FREE RESERVES (2)  FREE RESERVES (2)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
R. Jay Gerken                              $    0             $    0             $    0             $    0             $    0
Heath B. McLendon                          $    0             $    0             $    0             $    0             $    0

DISINTERESTED TRUSTEES
Elliott J. Berv                            $1,891             $  315             $  409             $  229             $  181
Donald M. Carlton (3)                      $1,895             $  316             $  410             $  229             $  181
A. Benton Cocanougher (3)                  $1,895             $  316             $  410             $  229             $  181
Mark T. Finn                               $1,891             $  315             $  409             $  229             $  181
Riley C. Gilley                            $1,299             $  214             $  283             $  157             $  125
Stephen Randolph Gross (3)                 $1,895             $  316             $  410             $  229             $  181
Diana R. Harrington                        $1,891             $  315             $  409             $  229             $  181
Susan B. Kerley                            $1,891             $  315             $  409             $  229             $  181
Alan G. Merten (3)                         $1,895             $  316             $  410             $  229             $  181
C. Oscar Morong, Jr.                       $2,384             $  399             $  515             $  289             $  227
R. Richardson Pettit (3)                   $1,895             $  316             $  410             $  229             $  181
Walter E. Robb, III                        $1,891             $  315             $  409             $  229             $  181
E. Kirby Warren                            $1,503             $  242             $  331             $  182             $  145

                                                            PENSION OR                               TOTAL         NUMBER OF FUNDS
                                          AGGREGATE         RETIREMENT                         COMPENSATION FROM         IN
                                      COMPENSATION FROM    BENEFITS PAID    ESTIMATED ANNUAL    FUNDS AND FUND         COMPLEX
                                      NEW YORK TAX FREE   AS PART OF FUND     BENEFITS UPON     COMPLEX PAID TO    UPON WHICH THE
TRUSTEE                                 RESERVES (2)         EXPENSES          RETIREMENT        TRUSTEES (2)      TRUSTEES SERVED
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
R. Jay Gerken                              $    0              None               None               None                226
Heath B. McLendon                          $    0              None               None               None                N/A

DISINTERESTED TRUSTEES
Elliott J. Berv                            $1,024              None               None              $70,000               35
Donald M. Carlton (3)                      $1,027              None               None              $70,000               30
A. Benton Cocanougher (3)                  $1,027              None               None              $70,100               30
Mark T. Finn                               $1,024              None               None              $72,500               35
Riley C. Gilley                            $  706             $17,500            $70,000            $47,500              N/A
Stephen Randolph Gross (3)                 $1,027              None               None              $72,500               30
Diana R. Harrington                        $1,024              None               None              $72,500               35
Susan B. Kerley                            $1,024              None               None              $72,500               35
Alan G. Merten (3)                         $1,027              None               None              $70,000               30
C. Oscar Morong, Jr.                       $1,290              None               None              $90,500               35
R. Richardson Pettit (3)                   $1,027              None               None              $72,500               30
Walter E. Robb, III                        $1,024              None               None              $72,500               35
E. Kirby Warren                            $  818             $17,500            $70,000            $55,000              N/A

------------
(1) Messrs. E. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. All amounts provided in the chart for Messrs. Warren and Gilley are for the period from September 1, 2001 to June 30, 2002. Mr. Heath McLendon resigned as Trustee of the Trust as of September 13, 2002. Mr. McLendon did not receive any compensation from the Trust for the fiscal year ended August 31, 2002, as he was affiliated with the Manager.

(2) Information is for the fiscal year ended August 31, 2002.

(3) Each of these Trustees took office on September 28, 2001. The compensation that each of these Trustees received from the Fund complex is calculated for the period from September 28, 2001 to August 31, 2002.

(4) Information is for the calendar year ending as of December 31, 2002.

    The Trustees of the Funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. As of August 31, 2002, the Funds did not pay any amounts under the Plan.

    As of December 6, 2002, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of Cash Reserves: Salomon Smith Barney, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2483 (15%); Citicorp Mortgage, Inc., Citigroup MS 430, Attn: Reconciliation, 15851 Clayton Road, Ballwin, MO 63011-2297 (81%).

    As of December 6, 2002, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of U.S. Treasury Reserves: Citicorp Mortgage Inc., Citigold MS 430,
Attn: John Malandro - Reconciliation, 1 Court Square, 22nd Floor, Long Island City, NY 11120-0001 (44%); Citibank, N.A., Attn: John Malandro, 1 Court Square, 22nd Floor, New York, NY 11120 (33%); Salomon Smith Barney, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2483 (18%).

    As of December 6, 2002, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of Tax Free Reserves: Citicorp Mortgage Inc., Citigold MS 430, Attn:
John Malandro - Reconciliation, 1 Court Square, 22nd Floor, Long Island City, NY 11120-0001 (81%); Citibank, N.A., Attn: John Malandro, 1 Court Square, 22nd Floor, New York, NY 11120 (9%); Salomon Smith Barney, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2483 (5%).

    As of December 6, 2002, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of California Tax Free Reserves: Citicorp Mortgage Inc., Citigold MS 430, Attn: Reconciliation, 15851 Clayton Road, Ballwin, MO 63011-2297 (72%); Citibank, N.A., Attn: John Malandro, 1 Court Square, 22nd Floor, New York, NY 11120 (16%).

    As of December 6, 2002, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of Class N Shares of Connecticut Tax Free Reserves: Salomon Smith Barney, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2483 (8%); Citicorp Mortgage Inc., Citigold MS 430, Attn: John Malandro - Reconciliation, 1 Court Square, 22nd Floor, Long Island City, NY 11120-0001 (69%); Citibank, N.A., Attn: John Malandro, 1 Court Square, 22nd Floor, New York, NY 11120 (12%).

    As of December 6, 2002, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of New York Tax Free Reserves: Salomon Smith Barney, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2483 (22%); Citicorp Mortgage Inc., Citigold MS 430, Attn: John Malandro - Reconciliation, 1 Court Square, 22nd Floor, Long Island City, NY 11120-0001 (60%); Citibank, N.A., Attn: John Malandro, 1 Court Square, 22nd Floor, New York, NY 11120 (8%).

    As of December 6, 2002, the Trustees and Officers as a group owned less than 1% of each class of each Fund.

    Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees

    The Declaration of Trust of the Trust and each Portfolio provides that the Trust or such Portfolio, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or such Portfolio, as the case may be, unless, as to liability to the Trust or such Portfolio or its respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or such Portfolio, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust or such Portfolio, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


MANAGER

    Citi Fund Management Inc. acts as the investment manager ("Manager") to each Portfolio and each of the Funds pursuant in each case to management agreements (each a "Management Agreement"). Subject to such policies as the Board of Trustees of a Portfolio or a Fund, as applicable, may determine, the Manager manages the securities of each Portfolio and California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves and makes investment decisions for each Portfolio and such Funds. Currently, advisory services for each of Cash Free Reserves, U. S. Treasury Reserves and Tax Free Reserves are provided through its corresponding Portfolio, but Citi Fund Management may, if requested by the Trustees, provide advisory services directly to such Funds. In addition, the Manager provides certain administrative services to each Fund and each Portfolio under the Management Agreements.

    The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for each applicable Fund and the Portfolios. The Management Agreements provide that the Manager may delegate the daily management of the securities of a Fund or a Portfolio to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement with respect to a Fund will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of such Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Unless otherwise terminated, the Management Agreement with respect to a Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio's Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The Manager provides the Funds and the Portfolios with general office facilities and supervises the overall administration of the Funds and the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Funds' and the Portfolios' independent contractors and agents; and arranging for the maintenance of books and records of each Fund or Portfolio. Trustees, officers, and investors in the Funds and the Portfolios are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the Funds and the Portfolios.

    Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio or Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio or Fund or by a vote of a majority of the Fund's or Portfolio's Trustees, or by the Manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each Fund and Portfolio provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.


    In approving the continuation of each Management Agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the Funds, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the Funds. The Board also considered the Funds' performance relative to a selected peer group and to other benchmarks, the expense ratio of the Funds in comparison to other funds of comparable size, and other factors. In addition, the Trustees considered information received at regular meetings throughout the year related to Fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of each Management Agreement was in the best interests of the Funds and their shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.


    The Prospectus for the Funds contains a description of the fees payable to the Manager for services under the Management Agreement with respect to each Fund. The Manager may reimburse a Fund or Portfolio or waive all or a portion of its management fees.


    CASH RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to March 31, 2001, the fees paid by Cash
Reserves Portfolio to Citi Fund Management's predecessor, Citibank, under a prior Advisory Agreement, after waivers, were $11,359,641 and $7,886,219, respectively. For the periods from April 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid by Cash Reserves Portfolio to Citi Fund Management under a prior Management Agreement, after waivers, were $9,823,832 and $11,324,457, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by Cash Reserves Portfolio to Citi Fund Management under its current Management Agreement, after waivers, were $23,989,622. For the period from January 1, 2002 to August 31, 2002, the fees paid by Cash Reserves to Citi Fund Management under its current Management Agreement, after waivers, were $5,295,300. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid to CFBDS, Inc., a former administrator, from Cash Reserves under a prior Administrative Services Agreement, after waivers, were $8,953,280 and $2,632,595, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from Cash Reserves under a prior Administrative Services Agreement, after waivers, were $5,774,394 and $3,083,989, respectively. On December 31, 2001, Cash Reserves terminated its Administrative Services Agreement with Smith Barney Fund Management LLC. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees payable to Signature Financial Group (Cayman) Ltd., a former administrator of Cash Reserves Portfolio, under a prior Administrative Services Agreement, were voluntarily waived. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees to Smith Barney Fund Management LLC, a former administrator of Cash Reserves Portfolio, were voluntarily waived. On December 31, 2001, Cash Reserves Portfolio terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    U.S. TREASURY RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to March 31, 2001, the fees paid by U.S. Treasury Reserves Portfolio to Citi Fund Management's predecessor, Citibank, under a prior Advisory Agreement, after waivers, were $858,454, and $624,623, respectively. For the periods from April 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid by U.S. Treasury
Reserves Portfolio to Citi Fund Management under a prior Management Agreement, after waivers, were $462,644 and $395,703, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by U.S. Treasury Reserves Portfolio to Citi Fund Management under its current Management Agreement, after waivers, were $793,098. For the period from January 1, 2002 to August 31, 2002, the fees paid by U.S. Treasury Reserves to Citi Fund Management under its current Management Agreement, after waivers, were $872,084. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000 the fees paid to CFBDS, Inc., the former administrator, from U.S. Treasury Reserves under a prior Administrative Services Agreement, after waivers, were $811,826 and $224,375, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from U.S. Treasury Reserves under a prior Administrative Services Agreement, after waivers, were $520,574 and $334,775, respectively. On December 31, 2001, U.S. Treasury Reserves terminated its Administrative Services Agreement with Smith Barney Fund Management LLC. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees payable to CFBDS, Inc., a former administrator of U.S. Treasury Reserves Portfolio, under a prior Administrative Services Agreement, were voluntarily waived. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees to Smith Barney Fund Management LLC, a former administrator of U.S. Treasury Reserves Portfolio, under a prior Administrative Services Agreement, were voluntarily waived. On December 31, 2001, U.S. Treasury Reserves Portfolio terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    TAX FREE RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to March 31, 2001, the fees paid by Tax Free Reserves Portfolio to Citi Fund Management's predecessor, Citibank, under a prior Advisory Agreement, after waivers, were $746,484 and $474,434, respectively. For the periods from April 1, 2001 to August 31, 2001, and from September 1, 2001 to December 31, 2001, the fees paid by Tax Free Reserves Portfolio to Citi Fund Management under a prior Management Agreement, after waivers, were $359,588 and $375,406, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by Tax Free Reserves Portfolio to Citi Fund Management under its current Management Agreement, after waivers, were $1,102,565. For the period from January 1, 2002 to August 31, 2002, the fees paid by Tax Free Reserves to Citi Fund Management under its current Management Agreement, after waivers, were $769,062. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid to CFBDS, Inc., a former administrator, from Tax Free Reserves, under a prior Administrative Services Agreement were $826,985 and $138,336, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from Tax Free Reserves under a prior Administrative Services Agreement, after waivers, were $502,845 and $268,255, respectively. On December 31, 2001, Tax Free Reserves terminated its Administrative Services Agreement with Smith Barney Fund Management LLC. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid to CFBDS, Inc., a former administrator, from Tax Free Reserves Portfolio under a prior Administrative Services Agreement were voluntarily waived. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees to Smith Barney Fund Management LLC, a former administrator of Tax Free Reserves Portfolio, under a prior Administrative Services Agreement were voluntarily waived. On December 31, 2001, Tax Free Reserves Portfolio terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    CALIFORNIA TAX FREE RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to March 31, 2001, the fees paid to Citi Fund Management's predecessor, Citibank, under a prior Advisory
Agreement, after waivers, were $405,958, and $234,651, respectively. For the periods from April 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid by California Tax Free Reserves to Citi Fund Management under a prior Management Agreement, after waivers, were $112,000 and $128,047, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by California Tax Free Reserves to Citi Fund Management under the current Management Agreement, after waivers, were $656,863. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid to CFBDS, Inc., a former administrator, from California Tax Free Reserves under a prior Administrative Services Agreement, after waivers, were $569,821 and $160,850, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from California Tax Free Reserves under a prior Administrative Services Agreement, after waivers, were $343,357 and $180,318, respectively. On December 31, 2001, California Tax Free Reserves terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    CONNECTICUT TAX FREE RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to March 31, 2001, the fees paid to Citi Fund Management's predecessor, Citibank, under a prior Advisory
Agreement, after waivers, were $188,830 and $153,446, respectively. For the periods from April 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid by Connecticut Tax Free Reserves to Citi Fund Management under a prior Management Agreement, after waivers, were $51,808 and $96,147, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by Connecticut Tax Free Reserves to Citi Fund Management under the current Management Agreement, after waivers, were $499,052. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid to CFBDS, Inc., a former administrator, from Connecticut Tax Free Reserves under a prior Administrative Services Agreement, after waivers, were $280,048 and $172,766, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from Connecticut Tax Free Reserves under a prior Administrative Services Agreement, after waivers, were $164,379 and $138,062, respectively. On December 31, 2001, Connecticut Tax Free Reserves terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    NEW YORK TAX FREE RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to March 31, 2001, the fees paid to Citi Fund Management's predecessor, Citibank, under a prior Advisory Agreement, after waivers, were $1,664,831 and $1,175,049, respectively. For the periods from April 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid by New York Tax Free Reserves to Citi Fund Management under a prior Management Agreement, after waivers, were $916,134 and $730,067, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by New York Tax Free Reserves to Citi Fund Management under the current Management Agreement, after waivers, were $3,400,547. For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid to CFBDS, Inc., a former administrator, from New York Tax Free Reserves under a prior Administrative Services Agreement, after waivers, were $2,190,230 and $639,579, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from New York Tax Free Reserves under a prior Administrative Services Agreement, after waivers, were $1,458,135 and $767,732, respectively. On December 31, 2001, New York Tax Free Reserves terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.


    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Manager has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The Funds use the name "Citi" by agreement with Citi Fund Management. If the Manager, or its assignee, ceases to serve as the Manager of the Funds, the Funds will change their respective names so as to delete the word "Citi".

DISTRIBUTOR

    Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as each Fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the Funds' Board of Trustees, including a majority of the independent Trustees.

    The Distribution Agreement is terminable with respect to a Fund with or without cause, without penalty, on 60 days' notice by the Trustees or by vote of holders of a majority of a Fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    Class N shares of the Funds and Smith Barney Connecticut Money Market Portfolio -- Class A shares each have a Service Plan (each a "Service Plan" and collectively, the "Service Plans") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, each Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class N shares, and not to exceed 0.10% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Smith Barney Connecticut Money Market -- Class A shares. Such fees may be used to make payments to the Distributor for distribution services, to Service Agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class N shares and Smith Barney Connecticut Money Market -- Class A shares.


    The Service Plans also provide that the Distributor and Service Agents may receive any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares. The Service Plans provide that the Distributor and Service Agents may receive all or a portion of any applicable deferred sales charges paid by investors. Neither the Class N shares nor the Smith Barney Connecticut Money Market -- Class A shares currently impose any sales charges, although in certain circumstances, Smith Barney Connecticut Money Market Class A shares received in exchange may be subject to a deferred sales charge.

    The Service Plans permit the Funds to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if the expenses exceed the fees provided for by the applicable Plan, the Funds will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the Distributor and others, they will realize a profit. The Funds will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Funds. In their annual consideration of the continuation of the Service Plans for the Funds, the Trustees will review the Service Plans and the expenses for each class of the Fund separately.


    Each Service Plan also recognizes that various service providers to the Funds, such as its Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Funds for other purposes, such as management fees, and that the Funds' Distributor or Service Agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Fund's Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). Each Service Plan requires that the Fund and the Distributor provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Service Plans, the Distributor acts as agent of the Funds in connection with the offering of shares of the Funds pursuant to the Distribution Agreement. Payments made to the distributor by each Fund for the past three fiscal years are set forth below. For the fiscal year ended August 31, 2002, Salomon Smith Barney received all payments made under each Service Plan (and prior distribution plan) which may have been used for various items, including advertising, printing and mailing of prospectuses to other than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel or interest, carrying, or other financing charges.

    CASH RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the Fund, after waivers, did not pay CFBDS, Inc., the former distributor, any distribution fees under a prior Distribution Agreement for Class N shares. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, all distribution fees payable to Salomon Smith Barney by the Fund under prior distribution plans were voluntarily waived. For the period from January 1, 2002 to August 31, 2002, the Fund paid, after waivers, $4,310,305 to Salomon Smith Barney under the current Service Plan for Class N shares. For the fiscal years ended August 31, 2000 and 2001, and for the period from September 1, 2001 to December 31, 2001, aggregate fees paid to Service Agents by the Fund under prior Servicing Agreements, after waivers, were $6,553,008, $6,499,260, and $2,259,689, respectively. Each Servicing Agreement was terminated as of December 31, 2001.

    U.S. TREASURY RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $167,944 and $40,481, respectively, none of which was applicable to print or electronic media advertising. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the Fund paid, after waivers, $87,312 and $64,298, respectively, to Salomon Smith Barney under prior distribution plans. For the period from January 1, 2002 to August 31, 2002, the Fund paid, after waivers, $746,539 to Salomon Smith Barney under the current Service Plan for Class N shares. For the fiscal years ended August 31, 2000 and 2001, and for the period from September 1, 2001 to December 31, 2001, aggregate fees paid by the Fund to Service Agents under prior Servicing Agreements, after waivers, were $795,597, $816,600, and $344,001, respectively. Each Servicing Agreement was terminated as of December 31, 2001.

    TAX FREE RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $288,140 and $37,645, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the Fund paid, after waivers, $162,843 and $89,774, respectively, to Salomon Smith Barney under prior distribution plans. For the period from January 1, 2002 to August 31, 2002, the Fund paid, after waivers, $987,722 to Salomon Smith Barney under the current Service Plan for Class N shares. For the fiscal years ended August 31, 2000 and 2001, and for the period from September 1, 2001 to December 31, 2001, aggregate fees paid by the Fund to Service Agents under prior Servicing Agreements, after waivers, were $1,254,912, $1,306,749, and $444,860, respectively. Each
Servicing Agreement was terminated as of December 31, 2001.

    CALIFORNIA TAX FREE RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $80,084 and $9,648, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the Fund paid, after waivers, $25,101 and $23,265, respectively, to Salomon Smith Barney under prior distribution plans. For the period from January 1, 2002 to August 31, 2002, the Fund paid, after waivers, $532,092 to Salomon Smith Barney under the current Service Plan for Class N shares. For the fiscal years ended August 31, 2000 and 2001, and for the period from September 1, 2001 to December 31, 2001, aggregate fees paid to Service Agents under prior Servicing Agreements with respect to Class N shares, after waivers, were $815,516, $786,112, and $261,351, respectively. Each Servicing Agreement was terminated as of December 31, 2001.

    CONNECTICUT TAX FREE RESERVES
    CLASS N SHARES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $20,344 and $4,023, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the Fund paid, after waivers, $9,685 and $10,963, respectively, to Salomon Smith Barney under prior distribution plans. For the period from January 1, 2002 to August 31, 2002, the Fund paid, after waivers, $303,301 to Salomon Smith Barney under the current Service Plan for Class N shares. For the fiscal years ended August 31, 2000 and 2001, and for the period from September 1, 2001 to December 31, 2001, aggregate fees paid to Service Agents under prior Servicing Agreements with respect to Class N shares, after waivers, were $440,198, $570,537, and $178,876, respectively. Each Servicing Agreement was terminated as of December 31, 2001.

    SMITH BARNEY CONNECTICUT MONEY MARKET PORTFOLIO - CLASS A SHARES: For the period from July 3, 2001 to August 31, 2001 and for the fiscal year ended August 31, 2001, the Fund paid, after waivers, $2,304 and $58,419, respectively, to Salomon Smith Barney under the Service Plan for Class A shares.

    NEW YORK TAX FREE RESERVES: For the fiscal year ended August 31, 2000 and for the period from September 1, 2000 to December 31, 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $652,984 and $210,332, respectively. For the periods from January 1, 2001 to August 31, 2001 and from September 1, 2001 to December 31, 2001, the Fund paid $489,021 and $268,466, respectively, to Salomon Smith Barney under prior distribution plans. For the period from January 1, 2002 to August 31, 2002, the Fund paid $2,361,685 to Salomon Smith Barney under the current Service Plan for Class N shares. For the fiscal years ended August 31, 2000 and 2001, and for the period from September 1, 2001 to December 31, 2001, aggregate fees paid by the Fund to Service Agents under prior Servicing Agreements with respect to Class N shares were $3,153,198, $3,479,271, and $1,154,004, respectively. Each Servicing
Agreement was terminated as of December 31, 2001.


CODE OF ETHICS

    The Funds, the Portfolios, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

TRANSFER AGENT AND CUSTODIAN


    The Funds and each Portfolio have entered into a Transfer Agency and Service Agreement with Citicorp Trust Bank, fsb ("Citicorp Trust") pursuant to which Citicorp Trust acts as transfer agent for each Fund. Under the Transfer Agency and Service Agreement, Citicorp Trust maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes dividends and distributions payable by the Funds. For these services, Citicorp Trust receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a Fund or Portfolio during the month and is reimbursed for out-of-pocket expenses. The principal business address of Citicorp Trust Bank, fsb is 125 Broad Street, New York, New York 10004.

    PFPC Global Fund Services, P.O. Box 9699, Providence, RI 02940-9699, serves as the sub-transfer agent with respect to the Smith Barney Connecticut Money Market Portfolio -- Class A and Class Y shares of the Funds. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Smith Barney Class A and Class Y shares, handles certain communications between shareholders and the Fund, and distributes dividends and distributions payable by the Fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.


    The Funds and the Portfolios also have entered into a Custodian Agreement and a Sub-Transfer Agency Agreement with State Street Bank and Trust Company, or its affiliate State Street Canada, Inc. ("State Street"), pursuant to which custodial and fund accounting services are provided for each Fund and Portfolio and sub-transfer agency services are provided for the Class N shares of each Fund and the Portfolios. Among other things, State Street calculates the daily net asset value for the Funds and the Portfolios. Securities held for a Fund or Portfolio may be held by a sub-custodian bank approved by the applicable Fund's or Portfolio's Trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                          8. PORTFOLIO TRANSACTIONS

    The Portfolios' and the Funds' purchases and sales of portfolio securities usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolios and the Funds do not anticipate paying brokerage commissions. Any transaction for which a Portfolio or a Fund pays a brokerage commission will be effected at the best execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

    Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of investors in the applicable Portfolio or Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

    Investment decisions for each Portfolio and Fund will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Manager or its affiliates. If, however, a Portfolio or Fund and other investment companies, series or accounts managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or Fund or the size of the position obtainable for the Portfolio or Fund. In addition, when purchases or sales of the same security for a Portfolio or Fund and for other investment companies or series managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


    Portfolio transactions may be executed with the Manager, or with any affiliate of the Manager, acting either as principal or as broker, subject to applicable law. No commissions on portfolio transactions were paid by any Portfolio or Fund during the fiscal year ended August 31, 2002 to the Manager or any affiliate of the Manager.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios and the Funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolios and the Funds from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios or the Funds could purchase in the underwritings.

           9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Funds are each a series of CitiFunds Trust III and are governed by a Declaration of Trust. The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Fund with each other share of that class. The Trust also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all Funds of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.

    A Fund may involuntarily redeem shareholder's shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund.

    The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

    Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders do not have cumulative voting rights. The Funds are not required to hold and have no present intention of holding annual meetings of shareholders but will hold special shareholder meetings when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Service Agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.


    With respect to Funds in a master/feeder structure, the master fund (called a portfolio) in which a Fund invests is a New York trust and is also governed by a Declaration of Trust similar to the Fund's Declaration of Trust. Whenever a vote is submitted to the portfolio's investors, a Fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a Fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a Fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

    The Trust, or any Fund or class, may merge or consolidate with or may sell, lease or exchange all or substantially all of its assets to another operating entity if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected Fund or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund or class. The Trust or any Fund or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any Fund, or any class of any Fund, may be terminated at any time by a vote of a majority of the outstanding voting power of that Fund or class, or by the Trustees by written notice to the shareholders of that Fund or class. If not so terminated, the Trust will continue indefinitely.


    Except as described in "Additional Information on the Purchase and Sale of Shares" with respect to Smith Barney Money Market Portfolio Class A and Y shares, share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor or the amount of such compensation.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

    Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of a Portfolio would ever exceed its assets.

    With respect to Funds in a master/feeder structure, a Fund may add to or reduce its investment in the Portfolio on each business day. At 3:00 p.m., Eastern time, for Cash Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on each such business day, the value of each investor's interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 3:00 p.m. Eastern time, for Cash Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on the following business day of the Portfolio.

                      10. CERTAIN ADDITIONAL TAX MATTERS


    Each of the Funds has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of a Fund's overall income and, in the case of a Tax Free Fund, as a percentage of its tax-exempt income) and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Each of the Portfolios believes that it will not be required to pay any federal income or excise taxes.


    Investment income received by Cash Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Cash Reserves does not expect to be able to pass through to shareholders any foreign tax credits or deductions with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Cash Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Cash Reserves' effective rate of foreign tax in advance since that rate depends upon the proportion of the Cash Reserves Portfolio's assets ultimately invested within various countries.

    The portion of a Tax Free Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless the Tax Free Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from a Tax Free Fund on their federal income tax returns.

    Because each Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends received deduction for corporations.

    With respect to California Tax Free Reserves, under existing California law, if, at the close of each quarter of its taxable year, the Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consist of California Exempt-Interest Securities, then "California exempt-interest dividends" attributable to such securities will be exempt from California personal income tax. A "California exempt-interest dividend" is any dividend distributed by California Tax Free Reserves to the extent that it is derived from the interest received by the Fund from California Exempt-Interest Securities (less related expenses) and designated as such by written notice to shareholders. Distributions other than "California exempt-interest dividends" by California Tax Free Reserves to California residents will be subject to California personal income tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of Fund shares will not be deductible for California personal income tax purposes if the Fund distributes dividends that are exempt from California taxation. The foregoing is only a brief summary of some of the important tax considerations generally affecting the taxation of dividends received by shareholders that are subject to California personal income tax. Potential investors, including, in particular, investors who may be subject to other taxes, such as California corporate franchise tax, California corporate income tax or taxes of other jurisdictions, should consult with their own tax advisers.

             11. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, are the independent auditors for Cash Reserves and Cash Reserves Portfolio. KPMG LLP, 757 Third Avenue, New York, New York 10017, are the independent accountants for U.S. Treasury Reserves, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and each of the Tax Free Funds.

    The audited financial statements of Cash Reserves (Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statement of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report) and of Cash Reserves Portfolio (Portfolio of Investments at August 31, 2002, Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statement of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of Cash Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, as experts in accounting and auditing.

    The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report) and of U.S. Treasury Reserves Portfolio (Portfolio of Investments at August 31, 2002, Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG LLP, the Fund's independent auditors, as it pertains to the fiscal years ended August 31, 2002 and 2001. Fiscal years ended prior to August 31, 2001 were audited by Deloitte & Touche ("D&T"). Effective September 1, 2000, D&T resigned as auditors of the Fund. During the Fund's fiscal years of 1999 and 2000, D&T's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.

    The audited financial statements of Tax Free Reserves (Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report) and of Tax Free Reserves Portfolio (Portfolio of Investments at August 31, 2002, Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG LLP, the Fund's independent auditors, as it pertains to the fiscal years ended August 31, 2002 and 2001. Fiscal years ended prior to August 31, 2001 were audited by Deloitte & Touche ("D&T"). Effective September 1, 2000, D&T resigned as auditors of the Fund. During the Fund's fiscal years of 1999 and 2000, D&T's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.

    The audited financial statements of California Tax Free Reserves (Portfolio of Investments at August 31, 2002, Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2001, Notes to Financial Statements and Independent Auditors' Report), which are included in the Annual Report to Shareholders of California Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG LLP, the Fund's independent auditors, as it pertains to the fiscal years ended August 31, 2002 and 2001. Fiscal years ended prior to August 31, 2001 were audited by Deloitte & Touche ("D&T"). Effective September 1, 2000, D&T resigned as auditors of the Fund. During the Fund's fiscal years of 1999 and 2000, D&T's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.

    The audited financial statements of Connecticut Tax Free Reserves (Portfolio of Investments at August 31, 2002, Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report), which are included in the Annual Report to Shareholders of Connecticut Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG LLP, the Fund's independent auditors, as it pertains to the fiscal years ended August 31, 2002 and 2001. Fiscal years ended prior to August 31, 2001 were audited by Deloitte & Touche ("D&T"). Effective September 1, 2000, D&T resigned as auditors of the Fund. During the Fund's fiscal years of 1999 and 2000, D&T's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.

    The audited financial statements of New York Tax Free Reserves (Portfolio of Investments at August 31, 2002, Statement of Assets and Liabilities at August 31, 2002, Statement of Operations for the year ended August 31, 2002, Statements of Changes in Net Assets for the years ended August 31, 2001 and 2002, Financial Highlights for each of the years in the five-year period ended August 31, 2002, Notes to Financial Statements and Independent Auditors' Report), which are included in the Annual Report to Shareholders of New York Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG LLP, the Fund's independent auditors, as it pertains to the fiscal years ended August 31, 2002 and 2001. Fiscal years ended prior to August 31, 2001 were audited by Deloitte & Touche ("D&T"). Effective September 1, 2000, D&T resigned as auditors of the Fund. During the Fund's fiscal years of 1999 and 2000, D&T's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its audit reports.


    A copy of each of the Annual Reports accompanies this Statement of Additional Information.

                                                                    APPENDIX A

                      RATINGS OF MUNICIPAL OBLIGATIONS*


    The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.


-----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST LONG-TERM DEBT
RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in the generic rating classifications Aa and A. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF MUNICIPAL DEBT ISSUANCE:

    In municipal debt issuance, Moody's ratings for short-term obligations are designated Moody's Investment Grade ("MIG"). The short-term rating assigned to the demand feature of variable rate demand obligations is designated VMIG. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.


    MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST SHORT-TERM DEBT
RATINGS:

    Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.


    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST LONG-TERM ISSUE
RATINGS:

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


    AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment is very strong.


    A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    Plus (+) or Minus (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

        -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


        Note rating symbols are as follows:


            SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

            SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST COMMERCIAL PAPER
RATINGS:


    A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days.


    A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


    A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is good.


DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS OF TAX-EXEMPT DEMAND
BONDS:

    Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

DESCRIPTION OF FITCH IBCA, DUFF & PHELPS' TWO HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS:

    When assigning ratings, Fitch Ratings considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

    Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/ F1+". The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

    AAA -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    Plus (+) or Minus (-): "+" or "-" may be appended to a rating of "AA" to denote relative status within the rating category.

DESCRIPTION OF FITCH RATINGS' TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT
RATINGS:

    A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places emphasis on the liquidity necessary to meet financial commitments in a timely manner.

    F1 -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

    F2 -- Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                                                    APPENDIX B

                      ADDITIONAL INFORMATION CONCERNING
                       CALIFORNIA MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Citi California Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

                             RECENT DEVELOPMENTS

    Since early 2001 the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $61.1 billion in 2001-02, and are projected to be $67.9 billion in 2002-03. The bulk of the revenue declines were from personal income taxes, principally from reduced capital gains realizations and stock option income.

    This dramatic revenue drop resulted in an estimated $23.6 billion shortfall between State revenues and anticipated spending demands for the 2001-02 and 2002-03 fiscal years. Because of disagreement among the Administration and certain legislators over the means to bridge this gap, the 2002 Budget Act ("2002 Budget") was not adopted with the required two-thirds approval in both houses and was not enacted until September 5, 2002. The shortfall was ultimately closed with a combination of expenditure reductions, revenue enhancements, and extensive use of one-time budgetary actions, such as fund transfers and loans, expenditure deferrals, fund shifts and other actions. Since the release of the cash flow statements prepared in June 2002, based on the revenue projections in May 2002, actual revenue receipts reported by the State Controller's Office for the three major revenue sources (personal income tax, sales tax and corporation tax) for the months of June through September 2002, have been approximately $948 million below projections.

    The legislative analysts, fiscal experts and political leaders in the State acknowledge that the 2002 Budget left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." Legislative analysts have estimated the structural deficit for the 2003-04 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget cannot be replicated. In August 2002, the Governor directed State agencies to propose plans to permanently reduce expenditures by 20% in fiscal year 2003-04.

    Coinciding with the sharp drop in State revenues, the State has had to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. These cash management borrowings have been increased in size because in early 2001, the State General Fund loaned $6.2 billion to the State Department of Water Resources ("DWR") to fund energy purchases. This loan must be repaid, with interest, from the issuance of power revenue bonds by the DWR, which has not yet occurred. To fund its cash flow needs in the 2001-02 fiscal year, the State sold $5.7 billion of revenue anticipation notes ("RANs"). With the inability to repay the energy loans before June 2002, when the RANs matured, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing, in June 2002, to ensure the State would have sufficient cash resources to pay its obligations in the first few months of the 2002-03 fiscal year.

    The State expects to issue up to $12.5 billion of RANs to fund cash flow requirements in 2002-03, including repayment of the outstanding RAWs. If State revenues fall significantly below projections, or the DWR power revenue bonds or tobacco securitization bonds are not sold during the current fiscal year, the State may have to issue additional RAWs to meet its cash obligations. At this time, it is anticipated that the DWR power revenue bonds will be sold before the end of 2002 and that the tobacco bonds will be sold in early 2003.

REPAYMENT OF ENERGY LOANS

    The DWR borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund is $6.1 billion plus accrued interest of approximately $500 million. DWR plans to issue approximately $12 billion in revenue bonds in several series and use the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and then to repay the General Fund. Issuance of the DWR revenue bonds has been delayed since mid-2001 by a number of factors, including administrative and legal challenges. The sale of the DWR revenue bonds occurred on November 7, 2002, as scheduled.

    The loans from the General Fund to DWR financed power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund will be made.

    The primary source of money to pay debt service on the DWR revenue bonds will be revenues from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds will not be a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefore or to make any appropriation for their payment.

    A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the California Public Utilities Commission, responsibility for some of the electricity and natural gas purchases made for customers of the investor owned utilities, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and the organization of the Independent Systems Operator. Certain of those lawsuits and administrative proceedings (which are not further described in this official statement) may delay the issuance of the DWR revenue bonds.

                           RATING AGENCIES' ACTIONS

    As of November 22, 2002, Fitch assigned the State's a general obligation bond a municipal bond rating of AA, with a negative rating watch. Moody's and Standard & Poor's assigned municipal bond ratings of A1 and A+, respectively, to the outstanding general obligation bonds of the State. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised again or withdrawn entirely by a rating agency if, in the judgment of such rating agency, circumstances so warrant. Additional revisions or withdrawals of ratings could have adverse effects on the market price of the State's general obligation bonds.

                 CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

STATE APPROPRIATIONS LIMIT

    The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

    Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there were no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

    As of the release of the 2002 Budget Act, the Department of Finance projects the State's Appropriations Limit to be $16.473 and $10.611 billion under the State Appropriations Limit in fiscal years 2001-02 and 2002-03, respectively.

PROPOSITION 98

    On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

    Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools. Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    In the fiscal years 1994-95 through 2002-03, increasing total revenues along with policy decisions to increase K-14 appropriations resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 grew by more than
62.4 percent since 1994-95, to an estimated $7,067 per pupil in 2002-03.

    Total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased steadily since 1994-95. The projected level of General Fund SAL revenue for 2002-03 has increased $377 million from the May revision to the 2002 Budget Act. This increase in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.4 billion to approximately $31.6 billion. As a result of this increase in the calculated minimum, the 2002 Budget reflects funding for K-14 education at nearly $6 million above the minimum level including $143.3 million reserved for contingencies and increased costs of existing programs. This funding level is less than one percent above the level proposed in the Governor's Budget released in January 2002. The reductions in 2001-02 Proposition 98 appropriations proposed in the May revision to the 2002 Budget Act and adopted by the Legislature leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

    The revenue projection for 2002-03 exceeds the revised 2001-02 estimates by approximately $6.3 billion. The General Fund share of the guarantee will increase approximately $2.1 billion, from $29.5 billion in 2001-02 to $31.6 billion in 2002-03. Total funding for K-14 education provides a funding level of approximately $46.5 billion ($7,067 per K-12 pupil), an increase of 7.6 percent compared to the revised 2001-02 level.

SOURCES OF TAX REVENUE

    The following is a summary of the State's major revenue sources.

PERSONAL INCOME TAX

    The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1.0 to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT.

    Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last several years. For example, these two income sources contributed almost a quarter of all General Fund tax revenue in 2000-01, a dramatic increase from their 5.6 percent share in 1995-96. The increasing influence that these stock market-related income sources have had on personal income tax revenues over the past few years has added a significant dimension of volatility to this revenue source and just as the State's remarkable revenue growth in recent years was driven by stock-market related gains, the current drop largely reflects the market's decline. For instance, the May revision for the 2002 Budget Act projected these sources to decline to approximately 11 percent and 9 percent of General Fund tax revenues in the 2001-02 and 2002-03 fiscal years, respectively.

    The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

SALES TAX

    The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to federal law, out-of-state sales to Californians over the internet are not taxed by the State at this time. The breakdown of the basic 7.25 percent rate imposed on a statewide basis in 2002 is:

      o 5.00 percent represents the State General Fund tax rate.

      o 2.00 percent is dedicated to cities and counties.

      o 0.25 percent is dedicated to county transit systems.

    Legislation in July 1991 raised the sales tax rate by 1.25 percent to its current level. Of this amount, 0.25 percent was added to the General Fund tax rate, and the balance was dedicated to cities and counties. One-half percent was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. Another 0.5 percent of the State General Fund tax rate that was scheduled to terminate after June 30, 1993, was extended until December 31, 1993, and allocated to local agencies for public safety programs. Voters in a special election on November 2, 1993, approved a constitutional amendment to permanently extend this 0.5 percent sales tax for local public safety programs.

    Pursuant to prior law, 0.25 percent of a basic 5.00 percent State tax rate could be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years exceeded 4 percent of General Fund revenues. The 0.25 percent rate would be reinstated if the Director of Finance subsequently determined that the reserve would not exceed 4 percent of General Fund revenues. Pursuant to this law, a
0.25 percent cut in the State sales tax occurred on January 1, 2001.

    Legislation enacted as part of the 2001-02 Budget revised this test to provide that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve is expected to exceed 3 percent of revenues in that fiscal year and (2) actual revenues for the period, May 1 through September 30 equal or exceed the May revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) and (2) above are not met for that fiscal year. The surplus was not sufficient to trigger an additional year of reduction for calendar year 2002, and the May revision forecast updated for 2002 Budget Act estimates that the surplus level will again be insufficient to trigger a reduction for calendar year 2003.

CORPORATION TAX

    Corporation tax revenues are derived from the following taxes:

        1.  The franchise tax and the corporate income tax are levied at an
    8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

        2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

        3. The alternative minimum tax ("AMT") is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of
    6.65 percent.

        4. A minimum franchise tax of $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

        5.  Sub-Chapter S corporations are taxed at 1.5 percent of profits.

    Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. California Statute Chapter 488, Statutes of 2002 (AB 2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. The Statute also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 75 percent of NOL is deducted from corporation taxes with the balanced deducted from personal income tax.

INSURANCE TAX

    The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

OTHER TAXES

    Other General Fund major taxes and licenses include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and Trailer Coach License Fees.

    The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. Along with the recent federal repeal of the estate tax came the phase-out of the State pick-up tax by 2005. The State pick-up tax will be reduced as follows:

      o In 2002 the pick-up tax will be reduced by 25 percent from present law amounts.

      o In 2003 the pick-up tax will be reduced by 50 percent from present law amounts.

      o In 2004 the pick-up tax will be reduced by 75 percent from present law amounts.

Special Fund Revenues

    The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:

        1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

        2. Charges for special services to specific functions, including such items as business and professional license fees.

        3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

    Motor vehicle related taxes and fees accounted for about 49 percent of all special fund revenues and transfers in 2000-01. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2000-01, $8.4 billion was derived from the ownership or operation of motor vehicles. This was 1.5 percent below the 1999-00 level. About $4.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. These amounts include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

Vehicle License Fee

    Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ("Chapter 322") established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001. Beginning July 1, 2001, the offset will be permanently increased to 67.5 percent. These offset levels are expected to reduce vehicle license fee revenues by $3.573 billion in fiscal year 2001-02, $3.726 billion in 2002-03. The amount will be adjusted thereafter as vehicle sales activity changes.

    Under Chapter 322, a continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. If in any year the Legislature fails to appropriate enough funds to fully backfill the then-applicable vehicle license fee offset, the percentage offset will be reduced to assure that local governments are not disadvantaged.

    In response to revenue growth, the Legislature provided an additional 32.5 percent vehicle license fee reduction for the period January 1, 2001 through June 30, 2001. This additional reduction was returned to taxpayers in the form of a rebate. The Legislature appropriated $2.052 billion in 2000-01 to fund taxpayer rebates in 2000-01 and a portion of the 67.5 percent offset in 2001-02. Rebates totaled $722 million in 2000-01 and late payers received rebates of $126 million in 2001-02 and are expected to receive $6 million in rebates in 2002-03. Chapter 5, Statutes of 2001, replaced the rebate program with a 67.5 percent offset and provided that the $1.165 billion in special funds for 2001-02 rebates instead go to fund the higher offset level.

Taxes on Tobacco Products

    On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research and indigent health services, and environmental and recreation programs.

    Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50 cents per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of one dollar per pack. There is litigation pending challenging the enactment of these new taxes.

    The State excise tax on cigarettes of 87 cents per pack and other tobacco product taxes are earmarked as follows:

      o Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

      o Twenty-five cents of the per-pack tax on cigarettes, and the equivalent rates levied on non-cigarette tobacco products, are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs. This portion of the excise tax was imposed on January 1, 1989, as voters approved Proposition 99 of 1988.

      o Ten cents of the per-pack tax is allocated to the State's General Fund.

      o The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund. Legislation enacted in 1993 added the additional per pack excise tax for the purpose of funding breast cancer research.

TOBACCO LITIGATION

    In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the money will be paid to the State, and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

    The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. However, settlement payments are adjusted upward each year at least 3% for inflation. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought lawsuits challenging the settlement and seeking damages.

    During fiscal year 2001-02, the General Fund received $488 million in settlement payments. Of that amount, $86 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. The 2002 Budget forecasts payments to the State totaling $474 million in 2002-03, which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

    Chapter 414, Statutes of 2002, allows the issuance of revenue bonds to generate $4.5 billion for the General Fund during the 2002-03 fiscal year secured by the Tobacco Settlement revenues received by the State beginning in the 2003-04 fiscal year. The proceeds of the sale are anticipated to be received in two segments: $2.25 billion in February 2003 and $2.25 billion in April 2003.

                    PRIOR FISCAL YEARS' FINANCIAL RESULTS

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the five fiscal years prior to 2001-02.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

    The 2000 Budget Act, signed by the Governor on June 30, 2002, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

    The 2002-03 Governor's Budget released on January 10, 2002, provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were estimated $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR power supply program. (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

                                 STATE BUDGET

    2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. See "Recent Developments Regarding Energy" above.

    An updated estimate of fiscal year 2001-02 revenues and expenditures was included in the 2002-03 May Revision, released on May 14, 2002. Revenues continued to fall below projections, and the DWR power revenue bonds were not issued before June 30, 2002, resulting in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $1.4 billion deficit at June 30, 2002.

    Some of the important features of the 2001 Budget Act are the following:

        1. Proposition 98 per pupil spending was increased by 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs.

        2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

        3. Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

        4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

        5. The 2001 Budget Act alters the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. The measure was approved by voters.

    The discussion below of the fiscal year 2002-03 budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

FISCAL YEAR 2002-03 BUDGET

    Background. The 2002-03 Governor's Budget, released January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly affected by the slowing economy and stock market decline. As a result, the State administration projected a combined budget gap for 2000-01 and 2002-03 of approximately $12.5 billion.

    The May revision to the Governor's Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

    The 2002 Budget Act projected General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-02, a drop of $11.7 billion from the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. The 2002 Budget Act projected total revenues and transfers to be $73.9 billion in 2001-02. This amount includes the repayment of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. The DWR revenue bonds were originally expected to be sold in June 2002. However, that sale date was subsequently pushed back.

2002 BUDGET ACT

    The 2002 Budget Act was signed by the Governor on September 5, 2002. The Budget passed by the Legislature did not differ substantially from the Governor's May revision. Therefore, the Governor only vetoed $219 million of General Fund expenditures from the Budget passed by the Legislature. The 2002 Budget Act projected total General Fund revenues and transfers to be $79.2 billion in 2002-03 ($67.9 billion from the three largest sources) and total General Fund expenditures to be $76.7 billion in 2002-03.

    The revenue projections were based on estimates made for the May revision of the Governor's Budget, adjusted for about $2.8 billion in revenue enhancements adopted as part of the 2002 Budget Act, and described below. Major components of the revenue estimate are the following:

      o Personal Income Tax: 2002-03 revenue from this tax is estimated to be $3.8 billion above the prior year level. Of this amount, roughly $1 billion is attributable to recent tax law changes and $2.8 billion is attributable to the economic outlook. Most of this growth is attributable to the outlook for personal income wage growth, which is estimated to be $44 billion higher in 2003, an increase of 6.8 percent.

      o Sales Tax: 2002-03 revenue from this tax is estimated to be $1.4 billion above the prior year level, or 6.5 percent. All of this gain is attributable to the economic outlook and, similar to the personal income tax, is being driven by personal income growth. The estimate has not taken into account the possible loss of $420 million if Proposition 51 (redistributing General Fund revenues to State and local transportation-related purposes) is approved by the voters.

      o Corporation Tax: 2002-03 revenue from this tax is estimated to be $1.7 billion above the prior year level. All of this gain is attributable to recent tax law changes.

    The 2002 Budget Act also included Special Fund expenditures of $19.3 billion, with expected Special Fund revenues of $14.7 billion, and $2.8 billion of Bond Fund expenditures.

    The 2002 Budget Act assumes a General Fund budget reserve (balance in the Special Fund for Economic Uncertainties at June 30, 2003) of about $1 billion.

    The 2002 Budget Act closes a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes:

        1. Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature. The largest savings occurred in education, health, social services and State operations, and include deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. The cost savings include $750 million in unallocated reductions to State operations, which the administration must implement; additional legislative action may be required for some of these savings. The reductions also include a projected saving of $285 million from early retirement incentives and $75 million from the elimination of vacant positions.

        2.  The receipt of $4.5 billion in 2002-03 from the securitization
    (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale is scheduled to close in two segments, with $2.25 billion in February 2003 and $2.25 billion in April 2003.

        3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

        4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

        5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the net operating loss provisions in current law.

        6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals are not expected to significantly impact underlying programs.

        7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from the Treasurer's Debt Restructuring Plan to amortize the State's long term debt to more closely approximate level annual debt service costs rather than the level annual principal. The plan also includes the issuance of refunding debt to pay selected maturities of general obligation bonds due between February 2002 and June 2004.

        8. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. There can be no assurance whether these funds will be approved.

        9. Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million). Federal Tax Conformity and Tax Compliance includes revenue generated from the following: (a) the conformity of California tax law with federal tax law regarding accounting for bad debt reserves for large banks, (b) the pension and individual retirement account conformity package included in the Governor's Budget, which was passed by the Legislature and signed by the Governor on May 8, 2002, (c) waiving penalties and interest on delinquent accounts, (d) increasing collections activities, (e) ensuring proper auditing of tax credits and (f) improving the effectiveness of the tax protest and settlement programs.

        10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

    Other elements of the final budget agreement were enactment of Assembly Constitutional Amendment 11 (requiring annual transfer of a portion of General Fund revenues to the Twenty-First Century Infrastructure Fund to fund State and local infrastructure projects) and a law requiring spending in the 2003-04 fiscal year not to exceed revenues in the year.

    Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget contains the following major components:

        1. Total K-12 spending increases 2.8 percent from the revised 2001-02 estimates. K-12 schools are funded above the minimum requirement under Proposition 98 at the Test 2 level, and funding is provided for statutory growth and cost-of-living adjustments. Total K-12 spending per pupil increases from $6,610 in 2001-02 to $7,067 in 2002-03. In addition, the Budget preserves funding for key education initiatives including instructional materials, professional development, and school improvement. The Budget also includes a $143 million set-aside for increased costs in existing education programs.

        2. Funding for higher education decreases by a modest 0.2 percent in 2002-03 compared to the revised 2001-02 estimates. Despite this decrease, the 2002 Budget fully funds enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget continues funding for a new University of California campus in Merced.

        3. The Budget includes $308 million for local public safety programs, including the Citizens' Option for Public Safety, juvenile justice crime prevention, high technology law enforcement, rural and small county law enforcement, and booking fees.

        4. The Budget continues to limit the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004). The first priority for elimination in each department will be vacant positions not required to maintain critical public health and safety functions. A process will be established for the elimination of filled positions in accordance with State laws, regulations and Memoranda of Understanding with represented employees. The Budget also reduces State operations expenditures by as much as an additional $750 million in 2002-03.

        5. Although funding for youth and adult corrections decreases by 4.7 percent from the previous year, the Budget sustains funding for public safety. While total funding for health and human services decreases by 2.1 percent, the Budget funds health insurance coverage for children and critical care programs for seniors.

        6. There were no significant tax increases, and no significant reductions in support for local governments. A one-time shift of $75 million in property taxes from redevelopment agencies to schools will reduce State aid to schools by a like amount.

    Since the start of the 2002-03 fiscal year, tax revenues have been below projections. The Controller reports that tax receipts for July through September 2002 were about $715 million, or 4.6 percent, below the June 2002 cash flow projections that were based on the revenue projections in May 2002.

                                  LITIGATION

    The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of Attorney General.

    On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. The State Controller and various employee unions filed appeals and sought stays of the preliminary injunction. Also, as permitted by the State Constitution, the Legislature immediately enacted and the Governor immediately signed an emergency appropriations bill that allowed the continued payment of various State obligations, including debt service. The preliminary injunction was stayed pending the Court of Appeal's decision on the merits. The Court of Appeal rendered its decision on the merits on May 29, 2002. Therein the court upheld the Controller's authority to make payments pursuant to continuing appropriations in absence of a State budget. Thus the Controller may make payments of principal and interest on State bonds. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. The Howard Jarvis Taxpayers Association did not seek review. However, the Supreme Court may consider all of the issues raised in the case.

    In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. The Administrative Office of the Courts has designated Sacramento County as the place for trial. A trial date has not yet been scheduled. The State is vigorously defending the action.

    The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of the plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. After a four-month trial and consideration of plaintiff's objections to the court's Intended Decision, the trial court ruled that plaintiffs take nothing from defendant. Plaintiffs filed an appeal with the Court of Appeal. Briefing is underway.

    The State is involved in three refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al.
v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and concluded on November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. CART and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the challenge of the provisions on its face, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

    In General Motors Corp. v. Franchise, Tax Board (Los Angeles Superior Court No. 0156801), plaintiff contends that the Franchise Tax Board wrongfully disallowed various items to be included in the calculation of General Motor's income allocable to California. While this plaintiff seeks to recover less than $11 million in taxes, a decision adverse to the State could ultimately result in refunds totaling $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $25 million. The Court had ordered the parties to mediate this matter and had set November 27, 2002 as the date that mediation is to be completed.

    In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs, for the years ending January 1993 and January 1994. Plaintiff's primary allegation is that the Franchise Tax Board (Board) mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. The State is vigorously contesting this case. Trial is set for January 10, 2003.

    In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code section 6369 such that they are exempt from sales and use taxes. The State Board of Equalization ("SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and other similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

    In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed. Opening and responding briefs have been filed. The 9th Circuit has not yet set a date for oral argument.

    In Charles Davis v. California Health and Human Services Agency, the named plaintiffs brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State and City have answered. The class has been certified. The parties are in mediation attempting to settle all or part of the case and to streamline discovery. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The state is vigorously defending this action.

    In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

    In Capitol People First v. Department of Developmental Services (Alameda County Superior Court) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the Lanterman Act, the Americans with Disabilities Act, and section 504 of the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms, including requiring the State to offer a full range of community-based services. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

    In Natural Resources Defense Council et al., v. California Department of Transportation et al., U.S. District Court, Central District, Case No. 93-6073-ER- (JRX), filed October 7, 1993, plaintiffs Natural Resources Defense Council ("NRDC") and Santa Monica BayKeeper sought an injunction requiring the Department to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in the area under the jurisdiction of the Los Angeles Regional Water Quality Control Board (most of Los Angeles and Ventura Counties), CalTrans District 7. The case was tried in 1994 and a permanent injunction was issued against the Department of Transportation (the "Department"). The injunction required: (a) the development of a Storm Water Plan; (b) implementation to the maximum extent practicable of the Storm Water Plan; (c) cleaning and evaluation of retrofitting of drainage structures; (d) preparation of guidance documents for design, construction and maintenance of measures to control storm water pollution; (e) staff training; and (f) continued compliance with the National Pollution Discharge Elimination System ("NPDES") permit. Subsequent modifications of the injunction have provided for: (g) annual drain inlet cleaning programs; (h) studies of pilot projects to address control of the sources of storm water pollution and (i) the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. In 1999 the State Water Resources Control Board issued a substantially enhanced storm water permit which applies to all the Department's discharges of storm water statewide. The 1999 Permit includes a Statewide Storm Water Management Plan ("SWMP") which the State Water Resources Control Board approved by Resolution in 2001. This means that District 7 is now required to comply with the Statewide NPDES permit and the statewide SWMP as well as separate and slightly different requirements set forth in the permanent injunction. The pilot projects and studies are ongoing and there has been no agreement regarding what measures arising out of these studies will be implemented. The 1999 permit requires that the Department consider retrofitting its facilities with devices to treat storm water whenever it undertakes new construction or major reconstruction. Plaintiffs' position is that retrofitting should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.

LITIGATION RELATING TO ENERGY MATTERS

    "BLOCK FORWARD CONTRACTS" CONSOLIDATED ACTIONS

    In February 2001 the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" power purchase arrangements held by PG&E and SCE, referred to as "block forward contracts." The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al. (Case no. 01 AS05497), which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions. (The administrative agency with which those claims were filed was divested of jurisdiction over those claims by the Sacramento County Superior Court.) In this action the State seeks a declaration that the Governor's "commandeering" of the "block forward contracts" was a legitimate exercise of police powers and that the State is not liable for damages occurring in the exercise of such powers nor for compensation for inverse condemnation, or, alternatively that any damages suffered by any of the defendants is offset by payments made by DWR for electricity received under the "commandeered" "block forward contracts". Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Sempra, the PX, Mirant, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203. This consolidated action is pending in the Sacramento County Superior Court. Duke Energy Trading and Marketing asserts that language in the United States Court of Appeals decision in Duke Energy Trading and Marketing, L.L.C.
v. Davis, et al. (9th Cir. 2001) 267 F.3d 1042, in which the court instructed the trial court to enjoin the Governor's commandeering orders, should apply to Duke's crosscomplaint.

    Action Seeking Compensation from the State for Breach of Contract

    On September 6, 2002, PG&E filed a complaint for breach of contract against the State in the Sacramento County Superior Court, Pacific Gas and Electric Company v. The State of California (Case No. 02A505360). PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 Xl) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The complaint in this matter has not been served on the State, and therefore the State has taken no action in this matter.

                          ADDITIONAL CONSIDERATIONS

    California Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

                                                                    APPENDIX C

                      ADDITIONAL INFORMATION CONCERNING
                      CONNECTICUT MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in Connecticut Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Connecticut (the "State") and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is based on information from statements relating to offerings of Connecticut bond issues. Citi Connecticut Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

                       CERTAIN ECONOMIC CONSIDERATIONS

    Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. More than one-quarter of the total population of the United States and approximately 60% of the Canadian population live within 500 miles of the State. The State's population grew at a rate which exceeded the United States' rate of population growth during the period 1940 to 1970, and slowed substantially during later decades. The State has extensive transportation and utility services to support its economy.

    Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the market value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s and steadily increasing growth during the rest of the 1990s; employment which fell during the early 1990s but has risen steadily during the rest of the decade to the levels achieved in the late 1980s; and the unemployment rate during the first six months of 2001 was 2.2%, which was the lowest in a decade and lower than the regional and national rate.

    Manufacturing has traditionally been of prime economic importance to Connecticut but has declined during the last decade. Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters.

    During the past ten years, Connecticut's manufacturing employment was at its highest in 1990 at over 322,420 workers. Since that year, employment in manufacturing was on a downward trend with only a slight increase in 1997 and 1998. A number of factors, such as heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut rebounded in 1997 and further improved in 1998, but continued to decline to a recent low of 262,300 in 2000. The total number of manufacturing jobs dropped 60,120 and 18.6% for the ten-year period since 1991.

    One important component of the manufacturing sector in Connecticut is defense related business. Approximately one-quarter of the manufacturing establishments and approximately one-quarter of the manufacturing employees are involved in defense-related businesses. Nonetheless, this sector's significance in the State's economy has declined considerably. Connecticut has witnessed a marked reduction in the amount of federal spending earmarked for defense-related industries in the State. In the 2000 fiscal year, Connecticut received $2,177.5 million of prime contract awards. This accounted for 1.8% of national total awards and ranked seventeenth in total defense dollars awarded and ninth in per capita dollars awarded among the 50 States. In addition, Connecticut had $639 in per capita defense awards, compared to the national average of $439 for the 2000 fiscal year. As measured by a three-year moving average of defense contract awards as a percentage of Gross State Product, awards to Connecticut based firms have fallen to 1.8% of Gross State Product in the 2000 fiscal year, down from 5.1% of Gross State Product in the 1991 fiscal year. The reduction in 2000 was primarily due to lower awards for supplies and equipment for naval ships.

    Connecticut is a leading producer of aircraft engines and parts, submarines, and helicopters. The largest employers in these industries are United Technologies Corporation, including its Pratt and Whitney Aircraft Division with headquarters in East Hartford, and Sikorsky Aircraft Corporation in Stratford, as well as General Dynamics Corporation's Electric Boat Division in Groton.

    Over the past several decades the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 84.5% by 2000. This trend has decreased the State's dependence on manufacturing. Services, retail and wholesale trade, state and local government, as well as finance, insurance and real estate ("FIRE") collectively comprise approximately 90% of the State's employment in the non-manufacturing sector.

                       FISCAL CONDITION IN RECENT YEARS

    The State finances most of its operations through its General Fund. However, certain state functions, such as the state's transportation budget, are financed through other state funds. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue.

FISCAL YEAR 2000-2001 OPERATING RESULTS

    The adopted budget for the 2000-01 fiscal year anticipated General Fund revenues of $11,281.3 million and General Fund expenditures of $11,280.8 million resulting in a projected surplus of $0.5 million. According to the State Comptroller's unaudited annual report, General Fund revenues for the 2000-01 fiscal year were $11,985.5 million, General Fund expenditures were $11,954.8 million, resulting in an operating surplus of $30.7 million. The operating surplus of $30.7 million has been transferred pursuant to statute to the state's budget reserve fund.

    Prior to the conclusion of the fiscal year, the State was projecting a surplus in excess of $600 million. As part of the adopted biennial budget for the ensuing fiscal years, the legislature appropriated $576.2 million of the fiscal 2000-2001 surplus for purposes such as debt avoidance or measures that are primarily one-time in nature. This resulted in General Fund expenditures for fiscal year 2000-2001 that were significantly higher than originally budgeted. This level of surplus appropriation assured that the State would still be able to make a deposit into the state's budget reserve fund, thereby maintaining the statutorily required 5% balance in the fund.

ADOPTED BUDGET FISCAL YEARS 2001-2002 AND 2002-2003

    The Governor submitted his proposed budget to the legislature on February 7, 2001. The budget document included a proposed General Fund budget for fiscal year 2001-2002 and fiscal year 2002-2003. The budget was adopted in a special session of the legislature held in June, 2001. The adopted budget for fiscal year 2001-2002 anticipated General Fund revenues of $11,894.1 million and General Fund expenditures of $11,894.0 million, with an estimated surplus of $0.1 million. For fiscal year 2002-2003, the adopted budget anticipated General Fund revenues of $12,432.0 million and General Fund expenditures of $12,431.4 million, with a surplus of $0.6 million. The adopted budget was within the expenditure limits prescribed by the State Constitution and $78.2 million below the cap in fiscal year 2001-2002 and $63.0 million below the cap in fiscal year 2002-2003.

    The enacted budget makes several changes to the state's tax law. The most significant change is the suspension for a period of two years of the 5.75% sales tax on hospital services. This will reduce revenues by $110 million in fiscal 2001-2002 and by $112 million in fiscal year 2002-2003. The remaining revenue modifications are modest in magnitude.

    The enacted budget contains significant expenditure changes in several areas. The most significant change within the budget is the scaling back of the disproportionate share appropriation related to uncompensated care provided by hospitals in the state. This expenditure savings of approximately $107 million was undertaken in conjunction with the tax change referenced above. Also within the Department of Social Services is the annualization of the HUSKY Adult program totaling $28 million in the first year of the biennium and $34 million in the second year of the biennium. The state's largest support for local education is through the Education Cost Sharing (ECS) formula. The budget as passed increases this grant by $127.5 million by the second year of the biennium over the grant entitlement level for fiscal year 2000-2001. Of the $127.5 million increase, $50 million is devoted to phasing out the ECS grant's formula cap. Current law requires the grant formula cap to be eliminated in fiscal year 2004. Of the balance, $10 million will go to non-cap towns as a one-time cost-of-living adjustment, with the remaining funding going to expected enrollment growth over the biennium. Due to the projected increase in incarcerated individuals in the state's prison system, the state's Department of Corrections budget is recommended to expand by $52.2 million by fiscal year 2002-2003 over fiscal year 2000-2001. In anticipation of new court house openings, the incorporation of the county sheriffs system within the Judicial Branch and the expansion of the alternative incarceration program, the Judicial Department will see its expenditures increase by $56.8 million between fiscal year 2000-2001 and fiscal year 2002-2003.

    The adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894.1 million and General Fund expenditures of $11,894.0 million resulting in a projected surplus of $0.1 million. By statute, the State's fiscal position is reported monthly by the Comptroller. This report compares the revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. This report indicates that General Fund revenues were $10,845.4 million and General Fund expenditures were $11,662.5 million, resulting in an operating deficit of $817.1 million for the 2001-2002 fiscal year. These figures have not been audited. By statute, the balance of $594.7 million credited to the Budget Reserve Fund shall be deemed to be appropriated for the purpose of funding the deficit. Under the provisions adopted in a special session of the legislature held on May 9, the remaining deficit balance of $222.4 million will be financed by the issuance of five-year Economic Recovery Notes.

MIDTERM BUDGET ADJUSTMENTS FOR FISCAL 2002-03

    At the Special Session of the State legislature, on July 1, 2002, the Governor signed the Midterm Budget Adjustments for fiscal year 2002-2003. The adopted Midterm Budget Adjustments anticipate General Fund expenditures of $12,091.8 million or a reduction of $339.6 million from the originally adopted fiscal year 2002-2003 budget plan.

    The more significant revenue changes that were enacted in support of the adopted budget include the following modifications: (1) a 61 cent increase in the cigarette tax from $0.50 cents per pack to $1.11 per pack effective April 3, 2002, resulting in $129.3 million in additional anticipated revenue from cigarette and sales taxes, (2) imposition of a $250 tax on certain business entities and limitations on the use of corporate tax credits that are expected to yield $58.5 million, (3) a deferral of the phase-in of previously enacted tax changes is expected to raise $35.6 million, (4) enhanced management of unclaimed property to be escheated to the State is expected to yield $35.0 million, (5) reduced general fund revenue transfers to other funds resulting in $24.8 million in savings, (6) a tax amnesty program which is expected to raise $22 million, (7) conversion of an HMO tax credit under the insurance premiums tax to an appropriation which would yield an additional $15.6 million, and (8) transfers from other funds of the State, quasi-public agencies, and proceeds from the Anthem demutualization which are expected to yield $300.1 million.

    For fiscal year 2002-2003, the enacted Midterm Budget Adjustments reduced $339.6 million in General Fund appropriations from the originally enacted budget. The more significant reductions included: (1) an additional $94 million in unallocated statewide appropriation lapses, (2) debt service savings of $36.8 million, (3) removal of the town aid road grant from the general fund totaling $35 million, (4) authorizing the Governor to undertake extraordinary rescission authority of no more than $35 million, (5) reduced State contributions to the teachers' retirement fund of $34.9 million, (6) reductions of $23.6 million to the constituent units of higher education, (7) $21 million in reductions to various education grants, (8) a freeze on hiring and managerial pay increases expected to save $18.0 million, and (9) $16.8 million in savings due to changes in purchasing reimbursement for pharmacy services.

    Pursuant to the State constitution and statute, the Midterm Budget Adjustments for fiscal year 2002-2003 are $376.2 million below the expenditure cap.

    At the special session of the legislature held on May 9, 2002 various bills were approved to implement the 2002-2003 Midterm Budget Adjustments, to reduce the net amount of bond authorizations which took effect in the 2002-2003 fiscal year, to approve certain bond authorizations which would take effect in fiscal year 2003-2004 and to increase the bond authorization for the University of Connecticut which will take effect beginning in the 2004-2005 fiscal year.

FISCAL YEAR 2002-2003 OPERATIONS

    The adopted Midterm Budget Adjustments for the 2002-2003 fiscal year anticipate General Fund expenditures of $12,091.8 million. By statute, the State's fiscal position is reported monthly by the Comptroller. This report compares the revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. Per the Comptroller's monthly report for the period ending July 31, 2002, based on the Office of Policy and Management estimate in a letter to the Governor, there was an estimated $281.5 million budget deficit for the 2002-2003 fiscal year. This estimated deficit of $281.5 million is 2.3% of net General Fund appropriations. By statute, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report shall include a plan which the Governor shall implement to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than five percent of total appropriations, approval of the General Assembly would be required. In anticipation of this plan, the Governor instructed the Secretary of the Office of Policy and Management to review all allotments in order to determine if enough reductions could be made to prevent a deficit.

    During the review process, the 2002-2003 fiscal year General Fund deficit was forecasted to increase as anticipated revenues declined and expenditures increased. Per the Comptroller's monthly report for the period ending August 31, 2002, based on the Office of Policy and Management estimates in a letter to the Governor, there was an estimated $330.1 million budget deficit for the 2002-2003 fiscal year. The estimated deficit of $330.1 million is 2.7% of net General Fund appropriations. The Office of Policy and Management determined that neither the general authority granted to the Governor under statutes nor the special authority granted in special session of the state legislature on May 9, 2002 would generate enough savings to close the deficit. The major reductions already made in the current fiscal year adjusted budget line items occurred disproportionately in areas that lie within the Governor's rescission authority. Given the Office of Policy and Management's determinations, rather than implement a plan of allotment reductions that would not adequately address the deficit, in a letter dated September 27, 2002, the Governor requested that legislative leadership begin a dialogue to discuss spending reductions.

    By statute, the Office of Policy and Management provides estimates of revenues and expenditures for the current fiscal year by the twentieth day of each month to the Comptroller for use by the Comptroller in preparing the Comptroller's monthly report. In the monthly estimates provided by the Office of Policy and Management on October 21, 2002, as of September 30, 2002, General Fund revenues are estimated at $11,873.8 million, General Fund expenditures and miscellaneous adjustments are estimated at $12,168.8 million, and the General Fund deficit for the 2002-2003 fiscal year is estimated at $331 million. The Comptroller's estimates may not match the estimates given in a monthly report provided by the Office of Policy and Management.

    STATE TAX REVENUES. The State imposes a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. The tax imposed is at the maximum rate of 4.5% on Connecticut taxable income. Depending on federal income tax filing status, the taxable year and Connecticut adjusted gross income, personal exemptions ranging from $12,000 to $24,000 are available to taxpayers in taxable year 2001 with the lower end of the range increasing annually to $15,000 by taxable year 2007 for certain taxpayers. In addition, tax credits ranging from 1% to 75% of a taxpayer's Connecticut tax liability are also available depending upon federal income tax filing status, the taxable year and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to trusts or estates. Legislation enacted in 1995 effected a graduated rate structure beginning in tax year 1996. Under this revised structure, the top rate remains at 4.5% with a rate of 3% applicable to taxable income up to certain amounts. Subsequent legislation has increased the amount of taxable income subject to the 3% rate. By tax year 1999 and thereafter, the first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer is taxed at the 3% rate. In addition, an income tax credit for property taxes paid has been increased to a maximum of $500 per filer. Taxpayers are also subject to a Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax.

    The sales tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the production, fabrication, processing, printing, or imprinting of tangible personal property to special order or with materials furnished by the consumer, (e) the furnishing, preparation or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The Use Tax is imposed, with certain exceptions, on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the Sales Tax. A separate rate of 12% is charged on the occupancy of hotel rooms. The tax rate for sales and use taxes is 6%. Various exemptions from the Sales and Use Taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month.

    The Corporation Business Tax is imposed on any corporation, joint stock company or association, any dissolved corporation that continues to conduct business, any electric distribution company or fiduciary of any of the foregoing which carries on or has the right to carry on business within the State or owns or leases property or maintains an office within the State or is a general partner in a partnership or a limited partner in a limited partnership, except an investment partnership, that does business, owns or leases property or maintains an office within the State. Certain financial services companies are exempt from this tax. For taxable years commencing on or after January 1, 1999, this exemption extends to domestic insurance companies. The Corporation Business Tax provides for three methods of computation. The taxpayer's liability is the greatest amount computed under any of the three methods. The first method of computation is a tax measured by the net income of a taxpayer (the "Income-Base Tax"). Net income means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. The Income-Base Tax had been levied at the rate of 10.75% in 1996 and was phased down over subsequent years to 7.5% for taxable years commencing on and after January 1, 2000. The second method of computing the Corporation Business Tax, from which domestic insurance companies are exempted, is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or in part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the Corporation Business Tax is the minimum tax which is a flat $250. Corporations must compute their tax liability under all three methods, determine which calculation produces the greatest tax, and pay that amount to the State.

    Other tax revenues are derived from inheritance taxes, taxes on gross receipts of hospitals until April 1, 2000, taxes on public service companies, taxes on net direct premiums of insurance companies, taxes on oil companies, cigarette and alcoholic beverage excise taxes, real estate conveyance taxes, taxes on admissions and dues and other miscellaneous tax sources.

    Federal grants in aid are normally conditioned to some degree, depending upon the particular program being funded, on resources provided by the State. More than 99% of unrestricted federal grant revenue is expenditure driven. The largest federal grants in fiscal 2001 were made for the purposes of providing medical assistance payments to the indigent and temporary assistance to needy families. The State also receives certain restricted federal grants which are not reflected in annual appropriations but which nonetheless are accounted for in the General Fund. In addition, the State receives certain federal grants which are not accounted for in the General Fund but are allocated to the Transportation Fund, various Capital Project Funds and other funds.

    Other non-tax revenues are derived from special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; other miscellaneous revenue sources; and designated Tobacco Settlement Revenues.

    In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

    The Supreme Court has ruled that the provisions of the constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the General Statutes, which contains the same budget cap as the constitutional amendment. In addition to the exclusion of debt service from the budget cap, this statute also excludes statutory grants to distressed municipalities, expenditures to implement federal mandates and court orders in the first fiscal year in which such expenditures are authorized, and payments from surplus for certain debt retirement and additional state employee pension contributions.

    By statute, no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. As a result, the State had a debt incurring margin as of October 15, 2002 of $1,329,321,803.17.

                          ADDITIONAL CONSIDERATIONS

    The classification of Citi Connecticut Tax Free Reserves under the Investment Company Act of 1940 as a "non-diversified" investment company allows it to invest more than 5% of its assets in the securities of any issuer, subject to satisfaction of certain tax requirements. Because of the relatively small number of issuers of Connecticut obligations, the Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of Municipal Obligations. Therefore, the Fund would be more susceptible than a diversified fund to any single adverse economic or political occurrence or development affecting Connecticut issuers. The Fund will also be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Connecticut tax-exempt obligations for the Fund to achieve its objective of providing income exempt from Connecticut taxes.

    Citi Connecticut Tax Free Reserves may invest 25% or more of its assets in Connecticut Municipal Obligations of the same type, including, without limitation, the following: general obligations of the State of Connecticut and its political subdivisions; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, steel companies, life care facilities or other purposes. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers.

    Connecticut Municipal Obligations also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Connecticut State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

              RECENT RATINGS OF CERTAIN GENERAL OBLIGATION BONDS

    As of November 14, 2002, Moody's, Standard & Poor's and Fitch Ratings have assigned their municipal bond ratings of Aa3, AA, and AA, respectively, to the outstanding general obligation bonds of the State. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                                  LITIGATION

    The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The Attorney General's Office has reviewed the status of pending lawsuits and reports that it is the opinion of the Attorney General that such pending litigation will not be finally determined so as to result individually or in the aggregate in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

    Sheff v. O'Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision. In response to a motion filed by the plaintiffs, the Superior Court in 1998 ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling. In a Memorandum of Decision issued March 3, 1999, the Superior Court found that the State complied with the 1996 decision of the Supreme Court. The Superior Court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process. The plaintiffs filed a motion on December 28, 2000 seeking to have the Superior Court, once again, monitor the State's compliance with the State Supreme Court's 1996 decision. A hearing about whether the State is still complying with the State Supreme Court's ruling and what order, if any, should issue has been scheduled for April, 2002. The April 2002 hearing was held and the Court is waiting for briefs to be filed in the fall of 2002.

    The Connecticut Traumatic Brain Injury Association, Inc. v. Hogan is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury and the class of plaintiffs has been expanded to include persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services. The Court in 1998 expanded the class of plaintiffs to include persons who are or have been in the custody of the Department of Mental Health and Addiction Services at any time during the pendency of the case without reference to a particular facility. The trial in this case took place in March 2001. No decision has been rendered.

    Johnson v. Rowland is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgment that the State's current system of financing public education through local property taxes and State payments to municipalities determined under a statutory Education Cost Sharing ("ECS") formula violates the Connecticut Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the ECS formula, and fund the ECS formula at the level contemplated in the original 1988 public act which established the ECS. The municipalities have been dismissed from the action for lack of standing. Trial has been scheduled for November, 2002.

    Hospital Tax Cases. In 1999, several hospitals appealed to the Superior Court from the Commissioner of Revenue Services' denial of their claims for partial refunds of the hospital tax imposed on a hospital's gross earnings and for partial refunds of sales tax imposed upon patient care services. The hospitals claim that these taxes should not be imposed with regard to charges for tangible property transferred incidental to the provision of patient care services. Refunds are claimed for the last three years. It is anticipated that other hospitals in the State may bring similar suits. In one of the cases a decision was made in favor of the State by the Superior Court. The decision has been appealed to the Supreme Court.

    PTI, Inc. v. Philip Morris et al. was filed in the Federal Court for the Central District of California in 1999 against the State of Connecticut and the Attorney General in his official and individual capacities. The plaintiffs reimport and distribute cigarettes that have previously been sold by their manufacturers to foreign markets. The plaintiffs challenge certain provisions of the 1998 Master Settlement Agreement (MSA) entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies. The plaintiffs further challenge certain state statutes, including those banning the sale of re-imported cigarettes, so-called Non Participating Manufacturer statutes, that would decrease the price advantage that re-imported cigarettes enjoy over other cigarettes. The plaintiffs claim that various provisions of the MSA and these state statutes violate the federal constitution, antitrust and civil rights laws. The plaintiffs seek declaratory and injunctive relief, compensatory, special and punitive damages, plus attorneys' fees and costs. The court has granted the State's motion to dismiss the case.

    Carr v. Wilson-Coker is a Federal District Court action brought in 2000 in which the plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys' fees and costs.

    Doe v. State is a Federal District Court action brought in October 2000 on behalf of all juveniles who have been strip searched at the State's juvenile detention centers. The plaintiffs claim that the blanket policy of strip searching all juveniles upon arrival at the detention centers is unconstitutional. A motion for class certification is currently pending. The plaintiffs seek damages, declaratory and injunctive relief, plus attorneys' fees and costs. On September 27, 2002, the District Court entered judgment for the defendants after a trial. Class certification was denied at the same time.

    Foreman v. State is a Federal District Court action brought in January 2001 challenging the policy and/or practice of strip searching all adult inmates arriving at correctional centers, including temporary surrenders, regardless of whether there is a reasonable suspicion that the person might be carrying weapons or contraband. The complaint purports to be brought on behalf of a class of similarly situated individuals, and seeks damages, declaratory and injunctive relief, plus attorneys' fees and costs.

    Association for Retarded Citizens of Connecticut, Inc. v. O'Meara is a Federal District Court action brought in October 2001 alleging that the State of Connecticut's Department of Mental Retardation is in violation of applicable Medicaid law and Title II of the Americans With Disabilities Act, along with other federal law, by maintaining a waiting list for Medicaid services of approximately 1600 Medicaid eligible persons. The suit also alleges that the Department of Mental Retardation's placement of persons in quasi-institutional settings, without first allowing them to choose a more integrated community setting, violates federal law. The case seeks mandatory injunctive relief, attorneys' fees and costs.

    While the various cases described in this paragraph involving alleged Indian Tribes do not claim significant monetary damages from the State, the cases are mentioned because they claim sovereignty over land areas that are part of the State of Connecticut. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership of land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. An additional suit has been filed by the alleged Schaghticoke Indian Tribe claiming privately and town held lands in the Town of Kent. The State is not a party to that action. It is possible that other such land claims could be brought by other Indian groups, who have petitioned the Federal Government for Federal recognition. The State has also challenged the decision of the Federal Department of the Interior which allows the Mashantucket Pequot Tribe to add land holdings of the Tribe outside of its reservation to the land held in trust for its benefit by the Department. The added land was not part of the Tribe's original reservation designated under the Federal Settlement Act with the Tribe. The additional land was purchased by the Tribe. The United States Court of Appeals for the Second Circuit has recently rejected the State's claim that the Federal Settlement Act does not allow the Federal Department of the Interior to take this additional land and add it to the Tribe's reservation land. The parties may seek review of this decision, but, in any event, additional issues remain to be decided in the case and the Second Circuit remanded the case for further proceedings, and the case is presently pending in the United States District Court.

    The Mashantucket Pequot Tribe has withdrawn its application to take additional lands outside its reservation into trust. The case that was pending in the United States District Court has been dismissed as moot. In June 2002, the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Historic Eastern Pequot tribe. The State is considering appealing that determination. If federal recognition is upheld, the tribe could institute land claims against the State or others.

    Pratt & Whitney Division of UTC v. Commissioner of Revenue Services and Hamilton Standard Division of UTC v. Commissioner of Revenue Services are both cases in the Connecticut Superior Court. They involve sales and use tax refund claims by the plaintiffs, who argue that the materials, tools, machinery and equipment used by them in conducting research and development as aircraft manufactures in an aircraft manufacturing facility with respect to aircraft parts and components qualify for an exemption from sales and use tax under Connecticut General Statutes Section 12-412 (78). The trial court bifurcated liability from the damages portion of the case, and on July 3, 2002 entered summary judgment for the plaintiffs on their claims. The case now proceeds to the damages phase. The claims cover the tax years April 1, 1995 through December 31, 1998, and July 1, 1993 through June 30, 1997, respectively. The decision could also affect other tax years.

    On September 23, 1999 former State Treasurer Paul J. Silvester pleaded guilty in Federal District Court of Connecticut to charges of racketeering, bribery and money laundering. The guilty pleas related to solicitations, for himself and others, of bribes and rewards in return for directing investments of State pension funds. The office of the United States Attorney for Connecticut has stated that the investigation by his office is continuing. Representatives of the Internal Revenue Service and the Securities and Exchange Commission are also investigating. The Office of the Treasurer is cooperating with all investigations.

    In April 2000 former Assistant Treasurer George M. Gomes pleaded guilty to a mail fraud charge related to the matters under investigation. In response to concerns about the activities of the former treasurer, Treasurer Denise L. Nappier proposed, and the General Assembly passed, legislation under Public Act No. 00-43 which requires additional oversight by the Investment Advisory Council over pension fund investments and increases public disclosure by firms providing investment services to the Treasurer's office.

                                                                    APPENDIX D

                      ADDITIONAL INFORMATION CONCERNING
                        NEW YORK MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers. Citi New York Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

                           CURRENT ECONOMIC OUTLOOK

    As anticipated, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. The Division of the Budget (the "DOB") now estimates that State employment declined 0.5 percent in 2001, to be followed by an estimated decline of 0.8 percent for 2002. Wages and salaries are expected to show an increase of 2.4 percent for 2001, and a projected decline of 1.5 percent for 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001. The current DOB forecast for the State economy is not significantly different from that of the Budget enacted for the 2002-03 fiscal year. However, the events that have occurred since the enactment of the budget have increased the downside risks to the forecast.

    Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. With five months remaining in the current fiscal year, an unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.

    It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

    More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

    Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.

    For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The DOB is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, the DOB has been unable to quantify with confidence the potential impact on expected tax receipts.

    As of November 14, 2002, the State currently had $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, the DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, the DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and the DOB believes similar actions can be taken to respond to adverse variances in the current year.

    The DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. The DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.

    The Governor will submit a balanced budged and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

2002-03 FISCAL YEAR

    The 2002-03 current fiscal year began on April 1, 2002 and ends on March 31, 2003. In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the "Executive Plan") with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to the DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families ("TANF") program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

    On March 26, 2002, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

    In April 2002, the DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. The DOB expected that the majority of this shortfall would be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

    On May 22, 2002, the DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the "Enacted Plan") to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

    On October 30, 2002, the DOB issued an update to the 2002-03 Financial Plan (the "Mid-Year Plan"). The Mid-Year Plan noted that current economic and financial trends - in particular, the prolonged and substantial decline in equity markets and the poor profit performance of financial service firms - have made it more likely that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. Whether this potentially significant decline in the State's revenue situation occurs depends on several factors, including the pace of the state and national economic recovery, the profit performance of the financial sector, and the timing of tax payments.

    The Mid-Year Plan projects General Fund receipts and transfers from other funds will total $39.90 billion in 2002-03, a decrease of $1.25 billion of -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from 2001-02. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02 (30.6 percent).

    Projected General Fund receipts include $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 affects the change in State receipts by depressing reported actuals for 2001-02 and increasing 2002-03 projections. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

    Projected General Fund disbursements in the Mid-Year Plan which are projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year, are unchanged from the levels projected in the Enacted Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act ("HCRA"). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other hinge benefits, and underlying programmatic growth in health programs.

    The projected 2002-03 General Fund losing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

    The 2002-03 General Fund closing balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). The change in the balance is primarily attributable to the use of certain reserves ($1.1 billion) to help balance the 2002-03 Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks.

2001-02 FISCAL YEAR

    The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

    Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates that filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

    As previously noted, the General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. General purpose expenditures declined by $428 million (30.8 percent) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional $369 million in expenditures. Personal service costs increased $129 million (1.9 percent) principally as a result of increases in wages as required by previously approved collective bargaining agreements.

    Net other financing sources in the General Fund decreased $441 million (90.0 percent). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $224 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education (SUNY and CUNY).

2000-01 FISCAL YEAR

    The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by the DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

    The closing fund balance excludes $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 billion was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation (the "LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

    The 2000-01 General Fund closing balance also excludes $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in the fiscal year 2001-02.

    General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7%) over fiscal year 1999-2000 results. General Fund disbursements, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.493 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

1999-2000 FISCAL YEAR

    The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

    The State reported closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

    The closing fund balance excluded $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction had the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

RATING AGENCIES' ACTIONS

    S&P, Moody's and Fitch assigned bond ratings of AA, A2 and AA, respectively, to the State's general obligation bonds as of December 1, 2001. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                              PUBLIC AUTHORITIES

    The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2001, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $101 billion, only a portion of which constitutes State-supported or State-related debt.

    The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to provide transit and commuter services.

                    METROPOLITAN TRANSPORTATION AUTHORITY

    The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority ("TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously fuel taxes not previously dedicated to the MTA.

    State legislation accompanying the 2000-01 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

    The 2000-04 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

    The 2000-04 Capital Program assumed $1.6 billion in State support using proceeds from State general obligation bonds under a proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by voters in the November 2000 general election. Although not formally submitted to the Review Board as an amendment to the 2000-2004 Capital Program, the MTA expects that all or a substantial portion of this amount will be replaced by additional proceeds generated by the debt restructuring and proceeds derived from the leasing of certain assets.

    There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-2004 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

    The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. On April 11, 2002, the Capital Program Review Board approved an amendment to the 2000-2004 Capital Program which identified insurance proceeds as the funding source for the reconstruction of the #1 and #9 Subway lines damaged in the World Trade Center attacks, increasing the overall plan by $162 million. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance proceeds in the amount of $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

    The 2002-03 Enacted Plan will assist the MTA in addressing potential operating shortfalls caused in apart by the Word Trade Center attacks by providing $348 million in aid increases and payment acceleration. In May 2002, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.

                                  LOCALITIES
THE CITY OF NEW YORK

    The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

    On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

    Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recover and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania, and Virginia. The President has submitted a bill to Congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority ("TFA") by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

    On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for business located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

    The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the city budget, relating to the September 11 attack.

    The City has achieved balance operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. For current information on the City's financial plan and its most recent financial disclosure, contact the New York City Office of Management and Budget, 75 Park Place, New York, NY 10007, Attention:
Director.

    To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recover costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.

    For its 2000-01 and 2001-02 fiscal year (ending June 30, 2001), the City had an operating surplus of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The City's June 2002 Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11, 2001 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

    The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.

    On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in Fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.

FISCAL OVERSIGHT

    In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Currently, the City and its covered organizations (i.e., those organizations that receive or may receive monies from the City directly, indirectly or contingently) operate under the City's financial plan which summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The projections set forth in the financial plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

MONITORING AGENCIES

    The staffs of the FCB, OSDC and the City Comptroller issue periodic reports on the City's financial plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, and also evaluate the compliance of the City and its covered organizations with the financial plan

    The monitoring agencies' reports indicate that recent City budgets have been balanced in part through the use of substantial surpluses and other non-recurring resources, and that the City's financial plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years, which will need to be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established, pursuant to the City Charter, to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent staff reports are available by contacting: FCB at 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC at 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6(S)/ Floor, One Centre Street, New York, NY 10007-2341, Attention:
Deputy Comptroller for Budget; and IBO 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year or thereafter.

    To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $662 million in bonds and $128 million in BANs outstanding as of the date of this Update. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. To date, the State has provided $70 million in transitional assistance: $25 million in both 2000-01, and $20 million in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's approval of Nassau County's financial plan.

    The State traditionally provides unrestricted financial assistance to cities, counties, towns and villages outside of New York City. Funding in the 2002-03 Enacted Plan totals approximately $486 million, and includes General Purpose Local Government Aid, Local Government Aid to Countries, Supplemental Municipal Aid and targeted emergency aids.

    Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                     DEBT AND OTHER FINANCING ACTIVITIES

2002-03 BORROWING PLAN

    The State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. The DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

DEBT REFORM ACT -- LIMITATIONS ON STATE-SUPPORTED DEBT

    The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts.

                                  LITIGATION
GENERAL

    The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed by the State to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter.

    Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments and could, therefore, affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

STATE FINANCE POLICIES

    In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95% of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in (S)7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which is returnable simultaneously with the motions to dismiss, on November 26, 2002.

GAMING

    In Dalton, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

LINE ITEM VETO

    In Silver v. Pataki, the Speaker of the Assembly of the State of the New York challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly.

    In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

BUDGET PROCESS

    In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

    By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature and Judiciary budget bills an unconstitutional violation of Article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.

REAL PROPERTY CLAIMS

    On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

    In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectments, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

    In a decision dated March 29, 2002, the District Court granted, in part, plaintiff's motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties. Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

    In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres of Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February, 2000, at the conclusion of the damages phase of the trial in this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.

    In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest.

    In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chatauqua Counties. By order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the federal government's damage claims.

CIVIL RIGHTS CLAIMS

    In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), plaintiffs sued the Yonkers Board of Education, the State and others alleging the creation and maintenance of an unlawful dual school system in the City of Yonkers.

    On March 26, 2002, after notice and hearing, the District Court approved the settlement proposed and accepted by all parties. Under the terms of the settlement, the Yonkers public schools are deemed desegregated, and control of the schools by the Yonkers Board of Education resumes. The State has agreed to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year. The settlement takes effect after: 1) the District Court entered an order approving the settlement; 2) the District Court vacated all prior remedial orders; 3) the District Court entered an order severing this action from other claims of housing discrimination; 4) the District Court entered a judgment dismissing the education claims with prejudice, subject only to the Court's retention of ancillary jurisdiction to enforce the terms of the settlement; and 5) the State Legislature approved the first annual funding obligation in the State's 2002-03 fiscal year, expressly recognizing the total amount due under the funding schedule. A judgment has been entered approving the settlement and bringing this case to an end.

SCHOOL AID

    In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates Article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

    This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under Article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

    By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

MEDICAID

    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

    In a consolidated action commenced in 1992 (Dowd, et al. v. Bane, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services ("DSS") of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home healthcare services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task-based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task-based assessment, on the ground that such use would violate federal Medicaid law and the Americans with Disabilities Act. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.

    In a related case, Charles T. Sitrin Health Care Center, Inc., et al v. SONY, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law (S) 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, of "HCRA 2002," which impose a 6% assessment on nursing home gross receipts from patient care services and operating income.

ADDITIONAL CONSIDERATIONS

    New York Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State and New York City personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers for such obligations.

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